As filed with the Securities and Exchange Commission on November 25, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Drive
Suite 2900
Chicago, Illinois, 60601
(Address of principal executive offices) (Zip code)

Mareile Cusack
200 East Randolph Drive
Suite 2900
Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.
Greenberg Traurig, LLP
77 West Wacker Drive
Suite 3100
Chicago, IL 60601

Registrant's telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30, 2014
Date of reporting period:  September 30, 2014

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1).

The patient investor

ANNUAL REPORT: 09/30/14
●	Value	●	Deep value	●	Global

●	Ariel Fund
●	Ariel Appreciation Fund
●	Ariel Focus Fund
●	Ariel Discovery Fund
●	Ariel International Fund
●	Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in small and/or midsized companies. Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size and is a non-diversified fund, which means its investments are concentrated in fewer stocks than diversified funds. Ariel Focus Fund generally holds 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging and developing markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

This report contains comparisons of Fund returns to the returns of certain indexes. Indexes are unmanaged, and investors cannot invest directly in an index.  Ariel Fund, Ariel Appreciation Fund, and Ariel Discovery Fund differ from the benchmarks with holdings concentrated in fewer sectors. Ariel Focus Fund differs from the benchmarks with dramatically fewer holdings concentrated in fewer sectors. Ariel International Fund and Ariel Global Fund differ from the benchmarks with fewer holdings.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com
Follow us on Twitter @ArielFunds

Fund performance at a glance	AS OF 09/30/14

					Annualized
	Quarter (%)		1-year (%)		3-year (%)	5-year (%)	10-year (%)	20-year (%)		Since inception (%)
Small/mid cap value strategy										11/06/86
Ariel Fund–Investor Class	–	2.96	+	15.52	+ 27.77	+ 16.46	+ 7.18	+	11.17	+ 11.60
Ariel Fund–Institutional Class	–	2.88	+	15.88	+ 28.15	+ 16.67	+ 7.27	+	11.22	+ 11.63
Russell 2500TM Value Index	–	6.40	+	9.88	+ 22.82	+ 15.16	+ 8.65	+	11.37	+ 11.49
Russell 2000® Value Index	–	8.58	+	4.12	+ 20.61	+ 13.02	+ 7.25	+	10.29	+ 10.63
S&P 500® Index	+	1.13	+	19.73	+ 22.99	+ 15.70	+ 8.11	+	9.59	+ 10.26
Mid cap value strategy										12/01/89
Ariel Appreciation Fund–Investor Class	–	2.97	+	12.22	+ 25.63	+ 16.54	+ 8.80	+	11.67	+ 11.21
Ariel Appreciation Fund–Institutional Class	–	2.88	+	12.59	+ 25.97	+ 16.73	+ 8.89	+	11.72	+ 11.24
Russell Midcap® Value Index	–	2.64	+	17.46	+ 24.72	+ 17.24	+ 10.17	+	12.01	+ 11.85
Russell Midcap® Index	–	1.66	+	15.83	+ 23.79	+ 17.19	+ 10.34	+	11.55	+ 11.56
S&P 500® Index	+	1.13	+	19.73	+ 22.99	+ 15.70	+ 8.11	+	9.59	+ 9.52
All cap value strategy										06/30/05
Ariel Focus Fund–Investor Class	–	0.98	+	15.42	+ 20.63	+ 13.25	–		–	+ 6.09
Ariel Focus Fund–Institutional Class	–	0.85	+	15.74	+ 20.93	+ 13.42	–		–	+ 6.18
Russell 1000® Value Index	–	0.19	+	18.89	+ 23.93	+ 15.26	–		–	+ 7.15
S&P 500® Index	+	1.13	+	19.73	+ 22.99	+ 15.70	–		–	+ 7.85
Small cap deep value strategy										01/31/11
Ariel Discovery Fund–Investor Class	– 11.32		–	5.80	+ 15.07	–	–		–	+ 4.49
Ariel Discovery Fund–Institutional Class	– 11.24		–	5.52	+ 15.40	–	–		–	+ 4.74
Russell 2000® Value Index	–	8.58	+	4.12	+ 20.61	–	–		–	+ 10.23
S&P 500® Index	+	1.13	+	19.73	+ 22.99	–	–		–	+ 14.83
International all cap strategy										12/30/11
Ariel International Fund–Investor Class	–	6.40	+	5.22	–	–	–		–	+ 10.52
Ariel International Fund–Institutional Class	–	6.34	+	5.48	–	–	–		–	+ 10.76
MSCI EAFE® Index (gross)	–	5.83	+	4.70	–	–	–		–	+ 14.14
MSCI ACWI ex-US Index (gross)	–	5.19	+	5.22	–	–	–		–	+ 11.95
Global all cap strategy										12/30/11
Ariel Global Fund–Investor Class	–	1.20	+	10.52	–	–	–		–	+ 13.78
Ariel Global Fund–Institutional Class	–	1.15	+	10.84	–	–	–		–	+ 14.08
MSCI ACWISM Index (gross)	–	2.20	+	11.89	–	–	–		–	+ 15.92

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found in the individual fund summaries in the report. The extraordinary performance shown for the recent short-term periods may not be sustainable and is not representative of the performance over longer periods.

The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

TURTLE TALK

Portfolio manager viewpoints

Vice Chairman and Head of Investments, Charles K. Bobrinskoy, was recently featured in the September issue of Financial Advisor Magazine. In the article, “Inflation Preparation,” Charlie discusses how he has positioned Ariel Focus Fund to benefit when inflation heats up. We have included a copy of this article with your annual report and have also posted it on arielinvestments.com.

Turn to page 10 to read Charlie’s most recent market commentary and learn more about Ariel Focus Fund.

Ariel brings you…

Khoa X. Ho Vice President, Investor Services

At Ariel Investments, we are committed to providing world-class service to shareholders. As such, we are dedicated to providing rigorous training and development of our shareholder representatives. In an effort to personalize your experience with Ariel, we want to highlight Khoa Ho. Khoa joined Ariel Investments in 2001 and manages our investor services team, both at Ariel and our transfer agent, U.S. Bancorp. He ensures that our high standards for exceptional service are always met. In future quarterly reports, look for his tips and other helpful advice on fund services. If you have a question for Khoa, contact him at email@arielinvestments.com.

Be sure to check out the inaugural issue of An Ariel View, our eNewsletter featuring popular and useful content, smart money tips, mutual fund highlights, and portfolio manager insights. The first issue is available now at www.arielinvestments.com/newsletter.

2	ARIELINVESTMENTS.COM

DÉJÀ VU

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

For the quarter ending September 30, 2014, Ariel Fund dropped -2.96% versus -6.40% for the Russell 2500 Value Index and -8.58% for the Russell 2000 Value Index. Over this same period, the average small-cap value mutual fund fell -7.07%.1 No one likes to lose money, but when the market falls, we aim to lose less. To that end, we believe a number of process improvements implemented during the financial crisis—from proprietary debt ratings to devil’s advocates—benefited us during the most recent downdraft. Additionally, Ariel Fund was helped by its consumer discretionary and financial services names. Meanwhile, for the quarter, Ariel Appreciation Fund fell -2.97% versus -2.64% for the Russell Midcap Value Index and -1.66% for the Russell Midcap Index. By comparison, the average mid-cap value mutual fund dropped -3.64% over the three-month period.2 While in line with its primary benchmark, Ariel Appreciation Fund marginally benefited from its consumer discretionary names, plus underweighting energy companies and avoiding utilities stocks helped a bit too. Its two weakest areas of performance were consumer staples and health care.

Despite a challenging market for smaller companies this year, Ariel Fund has actually posted a nice +2.24% gain through September 30, 2014 versus +0.96% for the Russell 2500 Value Index and -4.74% for the Russell 2000 Value Index. And yet, 2014 continues to be a lackluster time for Ariel Appreciation Fund. It is worth noting that this year, the smallest percentage of mid-cap value funds have beaten their index since the data was first compiled in 2000. To that point, just 7.4% of mid-cap value managers have managed to do better than the Russell Midcap Value Index through September.3 More specifically, Ariel Appreciation Fund’s +0.72% year-to-date return falls meaningfully short of the +8.20% rise of the Russell Midcap Value Index, as well as the +6.87% return posted by the Russell Midcap Index. Despite our historic overweighting and deep knowledge of the sector, our consumer discretionary names continue to be the major detractors. Short-term weakness aside, we remain enthusiastic about the overall portfolio and believe it is well-positioned for the future.

800.292.7435	3

DÉJÀ VU

The current bout of stock market negativism feels eerily like the third quarter of 2011. At the time, cascading sovereign debt issues, including the first-ever downgrade of the United States, stoked recessionary worries and a spike in market volatility. Much like we experienced three years ago, a number of well-publicized fears are whipsawing the market today: the Ebola crisis, ISIS, a China slowdown, a possible European recession, dueling suspicions of inflation and deflation, and, not to mention, a four-and-a-half-year bull run. It seems we are not alone in this “déjà” view. According to The Wall Street Journal, “The last time the Dow fell as much as 10% was…October 2011, when investors were worried about the same things that concern them today: Europe and China.”4 Some anxieties may be old and some new, but the outcome is the same: market unrest and instability as investors quickly pivot from bullish to bearish.

“The current bout of stock market negativism feels eerily like the third quarter of 2011.”

Barron’s tells us: “Don’t expect the fear to subside anytime soon, notwithstanding that some of the underlying causes of the rout aren’t quite as scary as they seem.”5 We wholeheartedly agree. First off, while the market may not be dirt cheap these days, it is not expensive either. To this point, the forward price/earnings ratio of the S&P 500 is currently 15x next year’s earnings—right in line with the long-term average. This valuation looks even more attractive when one considers barely-there interest rates. As Warren Buffett recently noted on CNBC: Asset values are “a function of interest rates…[which] are like gravity. If interest rates were 10%, all of our stocks would be worth less and with interest rates near 0%, all assets [are] worth more.”6

The recent sell-off aside, we believe fundamentals are even better than they were three years ago. Although global fears are pronounced, “[T]he U.S. remains a relative bright spot in an otherwise gloomy picture…”7 More specifically, our country continues to benefit from the lowest unemployment in six years (5.9% and dropping), low inflation and slow but steady economic growth. Additionally, as in 2011, steep declines in commodity prices, especially oil, should help American businesses and consumers. To that point, with gas prices $0.50 per gallon lower than just four months ago, the typical U.S. consumer is expected to pocket $300 over the next year—savings that are likely to be spent on other things. Oil is just one example, when other commodities are cheap there is a similar effect.

At the company level, corporate balance sheets are strong and executives remain optimistic. When we speak to management teams running small- and mid-size companies, most think we are in the fourth or fifth inning of the economic expansion. As The Wall Street Journal recently noted, “We are going to have a tailwind from the dollar, a tailwind from gasoline prices and a tailwind in terms of borrowing costs.”8 On the subject of the dollar specifically, some believe a strong greenback will hurt U.S. companies. This may be true of large multinationals that derive significant revenue streams elsewhere or have huge exports, but it is less likely to be the case for smaller U.S.-domiciled businesses. For all of these reasons, as Barron’s recently explained, “…a steeper selloff in stocks might not be a terrible thing just now, as it would take some of the froth out of the market and refocus investor’s attention on decent fundamentals.”9

Against this backdrop, we are opportunistically accumulating more shares of our cheapest names on some of the market’s worst trading days. In Ariel Fund, we have been adding to specialized sign manufacturer Brady Corp. (BRC), which is perceived to be more economically sensitive than it actually is. We have also been buying more shares of money transfer giant Western Union Co. (WU). Lastly, in Ariel Appreciation Fund, we are most enthusiastic about the mid-cap stock with the most detrimental performance this quarter, Bristow Group Inc. (BRS). As shares of this helicopter operator dropped -16.28%, we added across the board to our value portfolios—a true testament of our high level of conviction. In many respects, the company’s performance is not surprising since its shares often irrationally trade in tandem with oil prices. As you may recall, one of Bristow’s core businesses is shuttling oil workers to offshore rigs. Despite the company’s consistent and predictable fee-based arrangements, many assume its fortunes rise and fall with oil. Therein lies the opportunity.

4	ARIELINVESTMENTS.COM

PORTFOLIO COMINGS AND GOINGS

During the third quarter, we added Kennametal Inc. (KMT) to Ariel Fund. A current holding in Ariel Appreciation Fund and Ariel Focus Fund, Kennametal manufactures cutting tools and tooling systems, as well as specialized tools for the oil and gas, mining and road construction industries. These products are precisely engineered to withstand extreme conditions. The company is a number-one or two player in its geographies and end markets, such as aerospace, defense, transportation, general engineering, energy, and mining. We exited three holdings during the quarter: International Game Technology (IGT), Bally Technologies, Inc. (BYI) and Symmetry Medical Inc. (SMA). We sold the shares of two of our gaming companies on the good news of acquisitions. International Game Technology announced that it was being acquired by GTECH for $6.4 billion, and Bally Technologies announced that it will be acquired by Scientific Games Corp. (SGMS) in a $5.1 billion transaction. Lastly, we eliminated Symmetry Medical in order to pursue more compelling opportunities.

Finally in Ariel Appreciation Fund, we also eliminated International Game Technology, as well as Bally Technologies, which we sold soon after the takeover news. There were no new positions for the quarter.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

TURTLE TIME WITH TIM FIDLER

Have an investment question for your mid cap value co-portfolio manager? Want to learn more about the stocks in Ariel Appreciation Fund or how Tim finds new stock ideas? Visit arielinvestments.com/turtle-time by December 17, 2014 to submit your investment questions. Look for Tim’s answers on arielinvestments.com— we will post them by January 5, 2015.

	2014 DISTRIBUTIONS
	Capital Gains

	Ariel Investments will pay capital gains distributions on Thursday, November 20, 2014 to shareholders on record as of Wednesday, November 19, 2014. Estimates of these distributions are as of October 31, 2014, and are shown in the table below:

	Capital gains estimates*
		Short-term gain/share	Long-term gain/share	Total gain/share
	Ariel Fund	$0.69	$8.88	$9.57
	Ariel Appreciation Fund	$1.39	$6.09	$7.48
*	Estimates apply to both investor and institutional share classes.

	Income Distributions

	Ariel Investments will pay income distributions on Tuesday, December 30, 2014, to shareholders on record as of Monday, December 29, 2014. Income distribution estimates will be available on arielinvestments.com the first week of December.

1       Beverly Goodman, “Leaders & Laggards: A Glance at the Best and Worst Performers,” Barron’s, October 6, 2014, L24.
2       Goodman, L24.
3       Bank of America Merrill Lynch, “Table 1: 2014 Marks Smallest Percentage of Mid-Cap Funds Beating Index,” Mutual Fund Performance: Small-Cap Growth & Mid-Cap Funds Struggling This Year, October 1, 2014.
4       Chris Dieterich, Tom Lauricella, and Alexandra Scaggs, “Gut Check Time for Investors,” The Wall Street Journal, October 13, 2014, C4.
5       Ben Levisohn, “Fear Factor,” Barron’s, October 13, 2014, 13.
6       Myles Udland, “Warren Buffett Buys an Auto Dealer, Defends the Burger King Deal, and Says Interest Rates Are Like Gravity,” Business Insider, October 2, 2014, 3.
7       Ian Talley, Brian Blackstone, and Raymond Zhong, “Global Slowdown Threatens Recovery,” The Wall Street Journal, October 13, 2014, A1.
8       Dieterich, Lauricella, and Scaggs, C4.
9       Levisohn, 13.

800.292.7435	5

Management’s discussion of performance Ariel Fund

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

This time last year, global investors had a rosy view, but it has gradually darkened. For the 12 months ended September 30, 2013, world equity markets soared, and bonds stumbled. In the year ended September 30, 2014, U.S. large caps did well, but most other notable asset classes crawled. For perspective, this time last year, the S&P 500 Index’s +19% return lagged the international stock MSCI EAFE Index’s +24% rise and the small-cap Russell 2000 Index’s +30% gain. This year, the S&P 500’s nearly identical +20% gain leaves international fare and small caps in the dust: They gained +5% and +4%, respectively.

The shift from optimism to pessimism began gradually and then accelerated. That is, in the fourth quarter of 2013, equity markets shot up (and bonds slid a bit). The next two quarters showed measured returns at home and abroad as euphoria subsided. Still, many saw stability and low-key prosperity ahead. Conventional wisdom then shifted suddenly, and a quickly emerging new view suggested the New Normal was back en vogue, Europe would plunge into recession, and China was in trouble. Add to that ISIS, Ebola and more, and the conclusion was that the United States is healthy but growing slowly, and the rest of the world is in trouble. That meant a third-quarter 2014 sell-off in international equities, as well as negative returns for U.S. small caps (because the crowd views them as quite economically sensitive).

Our positioning has adjusted accordingly. That is, we had become cautiously optimistic given the long, heady run in equities since the 2009 market bottom. The market had become fairly priced early in 2014, so new ideas became more difficult to find. The pullback has been wonderful for stock valuations, making a number of our holdings look more like bargains and creating potential opportunities for us to research.

INSIDE OUR RESULTS

Ariel Fund’s +15.52% gain topped the Russell 2500 Value Index’s +9.88% rise by +5.64% over the trailing one-year period. Our best area relative to the index was financial services, while our producer durables stocks were the biggest detractors.

Within financial services firms, we have significant exposure to asset managers, both traditional and alternative, and real estate services companies; collectively, these were top performers. Janus Capital Group Inc. (JNS) surged +75.56%, largely due to bond king Bill Gross’s arrival. Lazard Ltd (LAZ) and KKR & CO. L.P. (KKR) rose +45.17% and +17.18%, respectively, as corporate transactions leapt. Finally, JLL (JLL) and CBRE Group, Inc. (CBG) returned +45.34% and +28.58%, respectively, as earnings accelerated.

Only a couple of stocks caused issues in the producer durables area. Specialty sign company Brady Corp. (BRC) slid -24.43%, as it continues to turn its business around under a new CEO. Helicopter company Bristow Group Inc. (BRS) retreated -6.24%, as investors sold it when oil prices fell; in the short-term, oil prices have little impact on its business.

6	ARIELINVESTMENTS.COM

Management’s discussion of performance Ariel Appreciation Fund

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

This time last year, global investors had a rosy view, but it has gradually darkened. For the 12 months ended September 30, 2013, world equity markets soared, and bonds stumbled. In the year ended September 30, 2014, U.S. large caps did well, but most other notable asset classes crawled. For perspective, this time last year, the S&P 500 Index’s +19% return lagged the international stock MSCI EAFE Index’s +24% rise and the small-cap Russell 2000 Index’s +30% gain. This year, the S&P 500’s nearly identical +19% gain leaves international fare and small caps in the dust: They gained +5% and +4%, respectively.

The shift from optimism to pessimism began gradually and then accelerated. That is, in the fourth quarter of 2013, equity markets shot up (and bonds slid a bit). The next two quarters showed measured returns at home and abroad as euphoria subsided. Still, many saw stability and low-key prosperity ahead. Conventional wisdom then shifted suddenly, and a quickly emerging new view suggested the New Normal was back en vogue, Europe would plunge into recession, and China was in trouble. Add to that ISIS, Ebola and more, and the conclusion was that the United States is healthy but growing slowly, and the rest of the world is in trouble. That meant a third-quarter 2014 sell-off in international equities, as well as negative returns for U.S. small caps (because the crowd views them as quite economically sensitive).

Our positioning has adjusted accordingly. That is, we had become cautiously optimistic given the long, heady run in equities since the 2009 market bottom. The market had become fairly priced early in 2014, so new ideas became more difficult to find. The pullback has been wonderful for stock valuations, making a number of our holdings look more like bargains and creating potential opportunities for us to research.

INSIDE OUR RESULTS

Ariel Appreciation Fund’s +12.22% gain fell short of the Russell Midcap Value Index’s +17.46% rise by -5.24% over the trailing one-year period. Our best area relative to the index was financial services, while our consumer discretionary stocks were the biggest detractors.

Within financial services firms, we have significant exposure to asset managers, both traditional and alternative, and real estate services companies; collectively, these were top performers. Janus Capital Group (JNS) surged +75.56%, largely due to bond king Bill Gross’s arrival. Lazard Ltd (LAZ) and Blackstone Group L.P. (BX) rose +45.17% and +33.41%, respectively, as corporate transactions leapt. Finally, JLL (JLL) and CBRE Group, Inc. (CBG) returned +45.34% and +28.58%, respectively, as earnings accelerated.

In the consumer discretionary sector, just six stocks lost value—three by nearly double-digit percentages. Handbag and accessories specialist Coach, Inc. (COH) slid -32.67%, as it became clear its turnaround would take significantly longer than expected. Gaming manufacturer International Game Technology (IGT) slid -9.62%, as its industry continued to suffer; Scientific Games Corp. (SGMS) agreed to acquire the company during the summer. Finally, auctioneer Sotheby’s (BID) fell -19.49%, as the art market continued to have high volume but lower profitability.

800.292.7435	7

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, cfa	Kenneth E. Kuhrt, cpa
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)
		Russell	Russell
		2500	2000	S&P
	Ariel	Value	Value	500
	Fund†	Index	Index	Index
Financial services	32.99	37.39	40.05	17.74
Consumer discretionary	27.44	11.49	11.52	13.27
Producer durables	16.33	13.43	13.73	10.58
Health care	10.94	5.84	4.90	13.74
Consumer staples	3.36	1.80	2.22	8.42
Materials & processing	3.25	7.02	5.74	3.83
Energy	2.99	5.81	5.48	9.73
Technology	2.70	8.04	9.24	16.97
Utilities	0.00	9.18	7.12	5.43
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 09/30/14

Since
	Quarter	1-year	3-year	5-year	10-year	inception
Ariel Fund–Investor Class	–2.96	+15.52	+27.77	+16.46	+7.18	+11.60
Ariel Fund–Institutional Class+	– 2.88	+ 15.88	+ 28.15	+ 16.67	+ 7.27	+ 11.63
Russell 2500TM Value Index	– 6.40	+ 9.88	+ 22.82	+ 15.16	+ 8.65	+ 11.49
Russell 2000® Value Index	– 8.58	+ 4.12	+ 20.61	+ 13.02	+ 7.25	+ 10.63
S&P 500® Index	+ 1.13	+ 19.73	+ 22.99	+ 15.70	+ 8.11	+ 10.26
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/14)
Investor Class	1.03%
Institutional Class	0.72%

Top ten equity holdings (% of net assets)
1.	Lazard Ltd	3.6
2.	Bristow Group Inc.	3.6
3.	KKR & Co. L.P.	3.5
4.	Royal Caribbean Cruises Ltd.	3.5
5.	First American Financial Corp.	3.5
6.	Gannett Co., Inc.	3.3
7.	Western Union Co.	3.3
8.	CBRE Group, Inc.	3.2
9.	JLL	3.2
10.	International Speedway Corp.	3.2

+ The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

8	ARIELINVESTMENTS.COM

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr. Co-portfolio manager	Timothy R. Fidler, cfa Co-portfolio manager

Composition of equity holdings (%)
	Ariel	Russell
	Apprec-	Midcap	Russell	S&P
	iation	Value	Midcap	500
	Fund†	Index	Index	Index
Financial services	36.84	32.90	21.98	17.74
Consumer discretionary	25.63	10.58	17.80	13.27
Producer durables	18.36	9.56	12.62	10.58
Health care	14.55	8.77	10.55	13.74
Consumer staples	3.56	3.25	5.48	8.42
Energy	1.06	5.43	6.12	9.73
Materials & processing	0.00	7.90	6.97	3.83
Technology	0.00	9.25	12.09	16.97
Utilities	0.00	12.37	6.39	5.43
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 09/30/14
Since
	Quarter	1-year	3-year	5-year	10-year	inception
Ariel Appreciation Fund– Investor Class	–2.97	+12.22	+25.63	+16.54	+ 8.80	+11.21
Ariel Appreciation Fund– Institutional Class+	– 2.88	+ 12.59	+ 25.97	+ 16.73	+ 8.89	+ 11.24
Russell Midcap® Value Index	– 2.64	+ 17.46	+ 24.72	+ 17.24	+10.17	+ 11.85
Russell Midcap® Index	– 1.66	+ 15.83	+ 23.79	+ 17.19	+10.34	+ 11.56
S&P 500® Index	+ 1.13	+ 19.73	+ 22.99	+ 15.70	+ 8.11	+ 9.52
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/14)
Investor Class	1.12%
Institutional Class	0.79%

Top ten equity holdings (% of net assets)
1.	First American Financial Corp.	4.5
2.	Bristow Group Inc.	4.4
3.	Western Union Co.	4.3
4.	Stanley Black & Decker, Inc.	4.1
5.	Northern Trust Corp.	3.6
6.	Lazard Ltd	3.6
7.	Franklin Resources, Inc.	3.5
8.	Zimmer Holdings, Inc.	3.4
9.	J.M. Smucker Co.	3.4
10.	Interpublic Group of Cos., Inc.	3.3

+ The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of mid-cap companies. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

800.292.7435 9

FOUR FACTORS THAT WILL IMPACT THE MARKET

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

In the third quarter, Ariel Focus Fund modestly trailed its benchmark and the broad market. Energy and material stocks were particularly weak as oil prices declined sharply. The Fund declined -0.98% in the quarter compared to a -0.19% decline for the Russell 1000 Value index and an increase of +1.13% for the S&P 500 Index. Over the past 12 months, Ariel Focus Fund increased +15.42% compared with a +18.89% increase for the Russell 1000 Value Index and a +19.73% increase for the S&P 500 Index. On an absolute basis, we are pleased with those results, but we are disappointed with the relative shortfall. The two most difficult areas were technology and materials and processing. On a stock-by-stock basis, the lowest 12-month returns came from Pier 1 Imports, Inc. (PIR), down -21.88%, and Barrick Gold Corp. (ABX), off -19.63%. On the other hand, our top stocks were Lockheed Martin Corp. (LMT), up +48.13%, and Microsoft Corp. (MSFT), which surged +43.27%.

The core of the Ariel investment strategy is to buy stocks trading at discounts to their intrinsic value. Usually, although not always, such a discount occurs when the market focuses on a short-term trend or risk, and ignores or disregards a corresponding long-term trend. For example, if high-yield interest rates suddenly increase, the stock of a private equity leveraged buyout firm may decline sharply, despite the long-term trend toward increased institutional allocations to alternative asset managers. Quarterly softness in orthopedic expenditures, such as replacement hips and knees, due to new health-care deductibles may mask a long-term increase in demand for an aging population. At Ariel, we will almost always invest in the long-term trend, particularly when the short-term headwinds are driving the current stock price.

This dichotomy between the market’s short-term focus (admittedly based on real short-term issues) versus long-term trends is most apparent in a handful of key economic factors: interest rates, inflation, energy prices, and U.S. housing starts. The market believes, in the short term, all four of these factors are trending down. I see all four heading up in the long term. Therefore, Ariel Focus Fund is invested in high-quality companies whose earnings should grow as these long-term trends materialize.

10 ARIELINVESTMENTS.COM

Interest rates are still at near-record lows, but we think these levels cannot last. At the beginning of October, 10-year Treasury rates dipped below 2%. This has happened only twice before in the previous 100 years: during the European sovereign debt crisis of 2011 and the day after Pearl Harbor. During times of panic and fear, people buy U.S. Treasury bonds and drive down interest rates. When interest rates drop, investors search for yield in high-dividend–paying equities such as master limited partnerships, real estate investment trusts and utilities. Ariel Focus Fund owns none of these, based on my belief that these sectors will suffer when interest rates eventually increase. We will readily admit we did not foresee this year’s drop in interest rates, and the outperformance of high-yielding securities has been a material headwind this year. We expect it to be a tailwind if and when interest rates return to more normal levels.

“The market believes, in the short term, all four of these factors [interest rates, inflation, energy prices, and U.S. housing starts] are trending down. I see all four heading up in the long term.”

Inflation remains low for now. We devoted last quarter’s letter to our search for companies that will benefit when inflation returns. That did not happen over the past quarter. More commentary continues to focus on the risk of deflation. We will not repeat last quarter’s letter but will simply point out that the Federal Reserve is reemphasizing its long-term inflation goal of 2%. The U.S. Treasury Department now has approximately $18 trillion of U.S. debt outstanding, the value of which declines with inflation. The people with real power to produce inflation have real incentives to bring it back. We are betting they will succeed. As the old adage goes, it is rarely smart to fight the Fed. We believe agriculture fertilizer stocks like Mosaic Co. (MOS), materials companies like Barrick Gold Corp. and energy companies will do better when inflation concerns return.

Energy prices have another component besides inflation. In the short term, production decisions by OPEC members can move energy prices dramatically. Recently, Saudi Arabia seems to have begun a strategy of increasing its own market share of world oil sales by cutting prices. Commentators have ascribed various motivations to this strategy—from punishing Shiite Iran to making new U.S. production uneconomic. Undoubtedly, short-term factors can move oil and natural gas prices dramatically. But we believe 10 years from now, demand for oil and natural gas will be higher, and in turn, the cost of producing incremental oil and gas will also be higher. We are particularly excited about the long-term possibility of shipping U.S.-produced natural gas to Europe and Asia, where it sells for more than double the U.S. price of less than $4 per Mcf. Chesapeake Energy Corp. (CHK), National Oilwell Varco (NOV), Exxon Mobil Corp. (XOM), and Apache Corp. (APA) should all do well in this environment.

“The core of the Ariel investment strategy is to buy stocks trading at discounts to their intrinsic value.”

And finally, housing starts currently remain low. We have been surprised and frustrated with the ability of housing starts to remain so far below their long-term average of 1.5 million units per year. People will continue to get married, forming new households, and children do not want to live in their parent’s basements forever. Approximately 300,000 old homes continue to be torn down each year, and extremely low mortgage rates make home purchases look attractive relative to increasing rental rates. Stanley Black & Decker, Inc. (SWK) and Newell Rubbermaid Inc. (NWL) will do particularly well when housing finally returns to historic levels of activity.

“… we will almost always invest in the long-term trend, particularly when the short-term headwinds are driving the current stock price.”

800.292.7435 11

PORTFOLIO COMINGS AND GOINGS

Ariel Focus Fund’s portfolio of stocks is largely stable, with two changes. In the third quarter, we exited our position in Hospira, Inc. (HSP), which had increased more than +30% year-to-date. Hospira is now trading at a relatively high multiple of next year’s earnings, based on hopes the company will be able to develop bio-similar alternatives to expensive bio-tech pharmaceuticals. This is a new business for Hospira; its core generic injectable business is now fully valued by the market, in our opinion. We also purchased a new name in the quarter, Hanger, Inc. (HGR). Hanger is a leading prosthetic services company that has benefited from the growth in artificial limbs and braces. Hanger’s stock declined sharply in the third quarter due to an unexpected slowdown in order rates. We believe the market reaction was exaggerated and were pleased to purchase shares at a multiple of less than 12x our calculation of next year’s earnings.

“The people with real power to produce inflation have real incentives to bring it back.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,
Charles K. Bobrinskoy
Portfolio manager

2014 DISTRIBUTIONS
Capital Gains

Ariel Investments will pay capital gains distributions on Thursday, November 20, 2014 to shareholders on record as of Wednesday, November 19, 2014. Estimates of these distributions are as of October 31, 2014, and are shown in the table below:

Capital gains estimates*
	Short-term gain/share	Long-term gain/share	Total gain/share

Ariel Focus Fund	$0.05	$0.17	$0.22

* Estimates apply to both investor and institutional share classes.

Income Distributions

Ariel Investments will pay income distributions on Tuesday, December 30, 2014, to shareholders on record as of Monday, December 29, 2014. Income distribution estimates will be available on arielinvestments.com the first week of December.

12 ARIELINVESTMENTS.COM

Management’s discussion of performance Ariel Focus Fund

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

This time last year, global investors had a rosy view, but it has gradually darkened. For the 12 months ended September 30, 2013, world equity markets soared, and bonds stumbled. In the year ended September 30, 2014, U.S. large caps did well, but most other notable asset classes crawled. For perspective, this time last year, the S&P 500 Index’s +19% return lagged the international stock MSCI EAFE Index’s +24% rise and the small-cap Russell 2000 Index’s +30% gain. This year, the S&P 500’s nearly identical +19% gain leaves international fare and small caps in the dust: They gained +5% and +4%, respectively.

The shift from optimism to pessimism began gradually and then accelerated. That is, in the fourth quarter of 2013, equity markets shot up (and bonds slid a bit). The next two quarters showed measured returns at home and abroad as euphoria subsided. Still, many saw stability and low-key prosperity ahead. Conventional wisdom then shifted suddenly, and a quickly emerging new view suggested the New Normal was back en vogue, Europe would plunge into recession, and China was in trouble. Add to that ISIS, Ebola and more, and the conclusion was that the United States is healthy but growing slowly, and the rest of the world is in trouble. That meant a third-quarter 2014 sell-off in international equities, as well as negative returns for U.S. small caps (because the crowd views them as quite economically sensitive).

Our positioning has adjusted accordingly. That is, we had become cautiously optimistic given the long, heady run in equities since the 2009 market bottom. The market had become fairly priced early in 2014, so new ideas became more difficult to find. The pullback has been wonderful for stock valuations, making a number of our holdings look more like bargains and creating potential opportunities for us to research.

INSIDE OUR RESULTS

Ariel Focus Fund’s +15.42% gain fell short of the Russell 1000 Value Index’s +18.89% rise by -3.47% over the trailing one-year period. Our best area relative to the index was consumer discretionary, while our technology stocks were the biggest detractors.

Among our consumer discretionary stocks, a handful had especially strong returns. For-profit education firms Apollo Education Group, Inc. (APOL) and DeVry Education Group Inc. (DV) gained +20.86% and +24.85%, respectively, as both companies cut costs better than the market expected; the Fund no longer owns DeVry. Satellite television company DIRECTV (DTV) jumped +42.36%, as it agreed to be acquired by AT&T Inc. (T). The Fund sold the stock on the good news.

The Fund owns just three stocks in the technology area, and two were mild detractors. They actually rose in value for the year but lagged the other stocks in the index. International Business Machines Corp. (IBM) gained just +4.83% and Oracle Corp. (ORCL) moved +11.33%, as overall weak information technology demand and the shifting landscape to cloud computing drove fears about the companies’ futures.

800.292.7435	13

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

		Russell
	Ariel	1000	S&P
	Focus	Value	500
	Fund†	Index	Index
Financial services	16.16	29.51	17.74
Producer durables	15.77	10.17	10.58
Consumer discretionary	15.23	7.38	13.27
Energy	14.91	12.86	9.73
Health care	13.90	13.35	13.74
Technology	13.52	8.90	16.97
Materials & processing	6.45	3.56	3.83
Consumer staples	4.06	5.89	8.42
Utilities	0.00	8.37	5.43
†  Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 09/30/14

Since
	Quarter	1-year	3-year	5-year	inception
Ariel Focus Fund–Investor Class	– 0.98	+ 15.42	+ 20.63	+ 13.25	+ 6.09
Ariel Focus Fund–Institutional Class+	– 0.85	+ 15.74	+ 20.93	+ 13.42	+ 6.18
Russell 1000® Value Index	– 0.19	+ 18.89	+ 23.93	+ 15.26	+ 7.15
S&P 500® Index	+ 1.13	+ 19.73	+ 22.99	+ 15.70	+ 7.85
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/14)*	Net	Gross
Investor Class	1.08%	1.40%
Institutional Class	0.83%	1.06%

Top ten equity holdings (% of net assets)
1.	Stanley Black & Decker, Inc.	5.5
2.	Lockheed Martin Corp.	5.3
3.	International Business Machines Corp.	5.2
4.	National Oilwell Varco	4.9
5.	Western Union Co.	4.8
6.	Oracle Corp.	4.7
7.	Exxon Mobil Corp.	4.2
8.	CVS Health	4.0
9.	Mosaic Co.	3.9
10.	Microsoft Corp.	3.6

+ The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
* Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.25% for the Investor Class and 1.00% for the Institutional Class.
   Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

14	ARIELINVESTMENTS.COM

DEEP VALUE AND SHAREHOLDER ACTIVISM

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

The third quarter of 2014 proved to be an extremely tough period for small-cap and micro-cap stocks. In fact, the Russell 2000 Index underperformed the Russell 1000 Index by the largest amount since 1999, losing -7.36% compared with a gain of +0.65%. Micro-cap stocks did even worse, as investors favored yield and the perceived safety of large-cap stocks, and continued to shun smaller, non-dividend–paying stocks. To illustrate this point, we broke the Russell Microcap Value Index and the Russell 2000 Value Index into quintiles based on their components’ dividend yields. The only quintile with positive total returns for the first nine months of 2014 was the first quintile of the Russell 2000 Value Index—stocks yielding 3.1% and above. For the quarter, Ariel Discovery Fund lost -11.32%, trailing the -8.58% return of the Russell 2000 Value Index. Year-to-date, our decline of -15.22% continued to be well short of the -4.74% loss of the Russell 2000 Value Index and the +8.34% return of the S&P 500 Index. For the trailing one-year period, the fund was down by -5.80%, compared with a gain of +4.12% for the Russell 2000 Value Index and a gain of +19.73% for the S&P 500.

Average annual total returns as of 09/30/14
Since
	Quarter	YTD	1-year	3-year	inception*
Ariel Discovery Fund	–11.32%	– 15.22%	– 5.80%	+15.07%	+ 4.49%
Russell 2000® Value Index	– 8.58	– 4.74	+ 4.12	+ 20.61	+10.23
S&P 500® Index	+ 1.13	+ 8.34	+19.73	+ 22.99	+14.83
* The inception date for Ariel Discovery Fund is 01/31/11.

For three years and since inception in early 2011, Ariel Discovery Fund’s returns are positive but short of our benchmark. We previously have discussed the slow start we had at inception. Since that time, the three-year annual gain of +15.07% equates to a cumulative gain of more than 52%. We are disappointed to lag the benchmark over that period, but we are not surprised to do so when that index has gained more than 20% annually. In addition, we continue to feel strongly about the value in the portfolio going forward.

800.292.7435	15

Top performers during the quarter included ARC Document Solutions, Inc. (ARC), which was up +38.23%, followed by Orion Energy Systems, Inc. (OESX), gaining +31.45%, and Telenav Inc. (TNAV), which returned +17.75%. On the downside, Rubicon Technology, Inc. (RBCN) lost -49.76%,

Furmanite Corp. (FRM) was down -41.92%, and Rentech, Inc. (RTK) fell by -33.98%. Importantly, we have used recent weakness to add to these three positions, as we believe each now trades at a steep discount to intrinsic value. Furmanite and Rentech had been larger positions at year-end and were reduced on strength earlier this year before these recent declines.

For the first nine months of 2014, the top performers were three stocks we sold. As of our final sales, Callaway Golf Co. (ELY) had gained +19.60%, while FormFactor, Inc. (FORM) was up +19.30%, and Emergent BioSolutions Inc. (EBS) had returned +19.14%. Losers included Rubicon Technology, down -49.76% from our first purchase during the quarter; Mitcham Industries, Inc. (MIND), which lost -37.61%; and Erickson Inc. (EAC), which fell -37.52%.

DEEP VALUE INVESTING AND SHAREHOLDER ACTIVISM

There is nothing esoteric about value investing. It is simply the process of determining the value underlying a security and then buying it at a considerable discount from that value. It is really that simple.

—Seth Klarman, Margin of Safety1

Deep value investing, at its essence, is an arbitrage between price and value. Mean reversion, a powerful but widely misunderstood force in the market and the economy, is largely responsible for narrowing the valuation gap. One important group of value investors believes that by asserting their power as owners, they can bring about change and hasten the realization of value. In his important new book, Deep Value: Why Activist Investors and Other Contrarians Battle for Control of Losing Corporations, Tobias Carlisle presents a vivid story of the evolution of activist investing, along with compelling evidence for why the type of stocks that successful activists pursue can provide excess long-term returns, often with surprisingly low risk. Given the recent proliferation and visibility of these activists, and the similarity between our type of deep value stocks and theirs, I would like to explore this topic in some depth.

Carlisle reminds us that the roots of today’s activists date back to the teachings of Benjamin Graham, whose seminal work with David Dodd, Security Analysis, is widely viewed as the bible of value investing. Investors tend to assess the nature of a business based on its very recent performance, but “abnormally good or bad conditions do not last forever.”2 We believe this lesson is particularly relevant at the small end of the equity market, where the unpredictability of earnings growth makes asset levels a far more reliable gauge of value.

“…we look for our companies’ leaders to be internal activists, and we communicate that expectation to them over time.”

Carlisle cites a number of academic studies supporting the idea that investors overreact to short-term trends,3 that they bid up “glamour” stocks and sell or ignore out-of-favor value stocks,4 and that analysts are generally too optimistic in their growth assumptions. In fact, most analysts fail to account for even the possibility of mean reversion when that is actually the most probable outcome.5 Perhaps the most compelling argument comes from Michael Mauboussin, who believes an investor’s objective should be to find mispriced securities, asserting, “You don’t get paid for picking winners; you get paid for unearthing mispricings.”6 I find this observation to be straightforward and obvious—and yet it is completely at odds with how most investors view their jobs.

Deep Value further asserts that the only dependably predictive factor in investing performance is the gap between value and price. A contrarian investor expects mean reversion in both business fundamentals and valuation. In fact, Lakonishok, Shleifer and Vishny present evidence that a strategy that actively seeks out undervalued companies with poor historical performance (emphasis added) outperforms all others.7 Barry Bannister of brokerage firm Stifel Financial Corp. wrote in 2013 that “poor returns (on capital) cause competitors to exit, as well as lead to potential new management or acquisition by a competitor or financial buyer.”8

This is where shareholder activists can and do play a critical role. According to Carlisle, and in line with my experience, activists generally target companies with poor stock performance, low valuation, large cash holdings, and limited growth opportunities.9 The successful activists see two opportunities: the first being a discount to intrinsic value, which should narrow over time, and the second being the opportunity to catalyze better returns on the company’s assets.

16	ARIELINVESTMENTS.COM

How, then, does activism come into play for Ariel’s deep value portfolios? Since we focus on high insider ownership and strong corporate governance, our expectation is that current leadership having “skin in the game” will allocate capital and execute a business plan in ways that lead to better asset use. We also expect boards and management to be open to the idea of being acquired if that is the optimal way to realize intrinsic value. In essence we look for our companies’ leaders to be internal activists, and we communicate that expectation to them over time.

In some cases, however, we may be right about the disconnect between price and value, but wrong about management’s skills, motivation to close that gap or both. In such a case, we will push for change behind the scenes, letting management know that while we are patient investors, we expect them and their boards to always be acting in shareholders’ interests. In some of these cases, shareholder activists take positions and publicly agitate for change. Often they will push for board representation, management changes, improved capital allocation, or even a sale of the company. Our response to both activists and management teams in these situations is that we will support whoever has ideas and plans that are most in shareholders’ long-term interests. We are neither pro-activist nor pro-management; rather, we are singularly focused on shareholder value.

Ultimately, we view shareholder activism as one of the forces that can help bring about the mean reversion that closes the arbitrage between price and value. When that gap widens, as we are convinced it has in our deep value portfolios this year, activists are likely to be a stronger force than when things are going well. Their presence and tendency to view the world through the lens of Graham and Dodd’s margin-of-safety–based investing adds to our confidence that the gap we believe exists will ultimately be narrowed in our investors’ favor.

PORTFOLIO COMINGS AND GOINGS

We eliminated Littelfuse, Inc. (LFUS) from Ariel Discovery Fund during the quarter, as it approached fair value. We also finished our sale of FormFactor. We added one new position, Rubicon Technology, a vertically integrated manufacturer of sapphire used for LED lighting. Trading at book value and with significant cash on its balance sheet, we believe it is a compelling opportunity. In addition, the volatility we saw in some of our holdings again gave us the opportunity to adjust position sizes. We pared back on ARC Document Solutions based on strength in the stock price and a narrowing of the discount to our view of intrinsic value. We added to holdings such as Erickson and Rosetta Stone Inc. (RST), in addition to Furmanite and Rubicon Technology, as mentioned earlier.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

David M. Maley
Lead portfolio manager

	2014 DISTRIBUTIONS
	Capital Gains

	Ariel Investments will pay capital gains distributions on Thursday, November 20, 2014 to shareholders on record as of Wednesday, November 19, 2014. Estimates of these distributions are as of October 31, 2014, and are shown in the table below:

	Capital gains estimates*
		Short-term gain/share	Long-term gain/share	Total gain/share
	Ariel Discovery Fund	$0.05	$0.03	$0.08
*	Estimates apply to both investor and institutional share classes.

	Income Distributions

	Ariel Investments will pay income distributions on Tuesday, December 30, 2014, to shareholders on record as of Monday, December 29, 2014. Income distribution estimates will be available on arielinvestments.com the first week of December.

1  Seth Klarman, Margin of Safety: Risk-averse Value Investing Strategies for the Thoughtful Investor (New York: HarperBusiness, 1991).
2  Tobias E. Carlisle, Deep Value: Why Activist Investors and Other Contrarians Battle for Control of Losing Corporations (Hoboken, NJ: John Wiley & Sons, 2014), 31.
3  Carlisle, 81.
4  Carlisle, 90.
5  Carlisle, 112
6  Carlisle, 70-74.
7  Carlisle, 130.
8  Carlisle, 138.
9  Carlisle, 188.

800.292.7435	17

Management’s discussion of performance Ariel Discovery Fund

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

This time last year, global investors had a rosy view, but it has gradually darkened. For the 12 months ended September 30, 2013, world equity markets soared, and bonds stumbled. In the year ended September 30, 2014, U.S. large caps did well, but most other notable asset classes crawled. For perspective, this time last year, the S&P 500 Index’s +19% return lagged the international stock MSCI EAFE Index’s +24% rise and the small-cap Russell 2000 Index’s +30% gain. This year, the S&P 500’s nearly identical +19% gain leaves international fare and small caps in the dust: They gained +5% and +4%, respectively.

The shift from optimism to pessimism began gradually and then accelerated. That is, in the fourth quarter of 2013, equity markets shot up (and bonds slid a bit). The next two quarters showed measured returns at home and abroad as euphoria subsided. Still, many saw stability and low-key prosperity ahead. Conventional wisdom then shifted suddenly, and a quickly emerging new view suggested the New Normal was back en vogue, Europe would plunge into recession, and China was in trouble. Add to that ISIS, Ebola and more, and the conclusion was that the United States is healthy but growing slowly, and the rest of the world is in trouble. That meant a third-quarter 2014 sell-off in international equities, as well as negative returns for U.S. small caps (because the crowd views them as quite economically sensitive).

Our positioning has adjusted accordingly. That is, we had become cautiously optimistic given the long, heady run in equities since the 2009 market bottom. The market had become fairly priced early in 2014, so new ideas became more difficult to find. The pullback has been wonderful for stock valuations, making a number of our holdings look more like bargains and creating potential opportunities for us to research.

INSIDE OUR RESULTS

Ariel Discovery Fund’s -5.80% loss fell short of the Russell 2000 Value Index’s +4.12% by -9.92% over the trailing one-year period. Our best area relative to the index was health care, while our consumer discretionary stocks were the biggest detractors.

Within health care, one of our three stocks accounted for nearly all of the outperformance of the group. POZEN Inc. (POZN) jumped +55.98% on broad strength across its portfolio of compounds. It partnered with larger organizations on two key drugs, VIMOVO and PA.

Two stocks caused the shortfall in performance in consumer discretionary fare. Rosetta Stone Inc. (RST) slid -50.40%, as it continues to reorient its business toward institutions (and away from consumers) amid heavy doubt from the market. Century Casinos, Inc. (CNTY) fell -8.72% as the gaming industry continued to be a very tough business. We continue to think the stock is a good bargain, in part because of the difficult period for casinos.

18	ARIELINVESTMENTS.COM

Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio
manager	manager

Composition of equity holdings (%)
		Russell
	Ariel	2000	S&P
	Discovery	Value	500
	Fund†	Index	Index
Technology	20.65	9.24	16.97
Financial services	17.25	40.05	17.74
Consumer discretionary	16.41	11.52	13.27
Producer durables	13.16	13.73	10.58
Energy	10.57	5.48	9.73
Materials & processing	9.71	5.74	3.83
Utilities	9.47	7.12	5.43
Health care	2.78	4.90	13.74
Consumer staples	0.00	2.22	8.42
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 09/30/14
	Quarter	1-year	3-year	Since inception
Ariel Discovery Fund–Investor Class	– 11.32	– 5.80	+ 15.07	+ 4.49
Ariel Discovery Fund–Institutional Class+	– 11.24	– 5.52	+ 15.40	+ 4.74
Russell 2000® Value Index	– 8.58	+ 4.12	+ 20.61	+ 10.23
S&P 500® Index	+ 1.13	+ 19.73	+ 22.99	+ 14.83
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/14)*	Net	Gross
Investor Class	1.33%	1.93%
Institutional Class	1.07%	1.25%

Top ten equity holdings (% of net assets)
1.	Contango Oil & Gas Co.	5.7
2.	Cowen Group, Inc.	5.6
3.	ORBCOMM, Inc.	5.3
4.	First American Financial Corp.	4.8
5.	International Speedway Corp.	4.5
6.	Erickson Inc.	4.4
7.	Pendrell Corp.	4.0
8.	Century Casinos, Inc.	3.4
9.	XO Group Inc.	3.3
10.	PCTEL, Inc.	3.3

+ The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
* Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.50% for the Investor Class and 1.25% for the Institutional Class.
   Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

800.292.7435 19

AVOIDING THE RISKS OF THE CONSENSUS VIEW

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Our annual letter comes at an interesting crux in performance. While stocks dipped globally, making for a more difficult time in the most recent quarter, the slide ends a very solid year. During the quarter, Ariel International Fund fell -6.40%, slightly behind the MSCI EAFE Index, which dropped -5.83% and lagging the MSCI ACWI ex-US Index, which declined -5.19%. For the past 12 months, Ariel International Fund rose +5.22%, surpassing the MSCI EAFE Index’s +4.70% gain and matching the MSCI ACWI ex-US Index’s +5.22% return. Finally, for the quarter, Ariel Global Fund shed -1.20%, as compared with the MSCI ACWI Index, which tumbled -2.20%. Over the past year, Ariel Global Fund rose +10.52%, as compared with the MSCI ACWI Index, which advanced +11.89%.

Fairly often, our quarterly letters discuss an example of our independent, contrarian thinking that heavily impacts performance results. In the second quarters of both 2013 and 2014, we detailed how widespread belief that Japan’s economy was permanently broken had made the country’s global businesses unusually cheap. In the third quarter of 2013, we examined how growth investors’ broad dissatisfaction with health-care stocks had driven very low valuations relative to likely future growth. Finally, in the first quarter of 2014, we analyzed the bifurcation in technology stocks: the glamorous new kids on the block, with nose-bleed valuations, versus the inexpensive, cash-generating, dependable franchises that we favored.

These previous letters discussed how we leaned toward good opportunities; this letter explores how we avoid risks that the consensus view creates. The backdrop is this: Many blame near-term weakness in global stock performance on a European slowdown, where the risk of recession is growing. We think the crack in commodity prices, along with the more opaque and alarming situation in China, are more critical.

20 ARIELINVESTMENTS.COM

Commodity prices are often quite volatile, sometimes spiking sharply upward and at times cratering, as we have recently seen. This year, oil has fallen more than -19%, from $103 per barrel at the beginning of the year to just $83 per barrel recently. Agricultural commodities have declined even more sharply; for instance, corn has dropped more than -17% this year. Metals are also down. Gold gets a lot of the attention, plummeting from nearly $1,800 two years ago to roughly $1,230 now. Silver is down -27% this year.

“…previous letters discussed how we leaned toward good opportunities; this letter explores how we seek to avoid risks that the consensus view creates.”

From our perspective, numerous things have driven the declines. First and foremost, as the United States is increasingly seen as an island of financial health in a global economy that is coming down with the flu, the dollar has gained more than 7% against a basket of global currencies in the third quarter alone. Oil’s recent correction came largely from a glut in supply and the dollar’s strength. Yet should we have a global economic slowdown, demand could easily drop by a substantial amount. The final piece of the puzzle has been China, whose growth has driven up commodity prices in recent years. And because supply and demand are tightly linked, China serves as a huge “swing” buyer with an outsized impact on commodity prices. Chinese import statistics are hardly transparent, but reports signal that its oil imports have fallen sharply since 2013, with recent drops in copper, iron ore and coal as well.

As equity-only investors, we do not buy and sell commodities directly, of course, but they have a big impact on certain sectors of the market, most notably the energy and materials areas. It is a movie we have seen many times, most recently in 2011. In early 2011, commodities were hot before plunging from May to September. That helped spur a short, shallow bear market in international equities, with the MSCI ACWI Index falling -20%. The energy and materials sectors led the way down, dropping -27% and -30%, respectively. After that downturn, energy stocks had an aggregate price/earnings (P/E) ratio of roughly 8x. Over the next few years, commodities and the equities most tightly connected to them recovered, and energy stocks grew to a P/E of 15x at the beginning of 2014’s third quarter.

Just as low valuations in Japan, health-care stocks and certain technology stocks encouraged us to lean into those areas to find possible opportunities, the rising valuations in energy and materials caused us to lean away from those sectors. In our global fund, our average energy weighting in 2014 was about half the MSCI ACWI Index’s, at 4.89% and 9.81%, respectively, and our materials weighting was about a quarter of the bogy’s, at 1.62% versus 6.10%, respectively. In Ariel International Fund, our average 6.06% weight in energy stocks was well below the 7.00% level in the MSCI EAFE Index, while our 1.40% material stake was less than a fifth of the index’s 8.11% weighting. Just the same, we did not simply write off the areas; we carefully chose stocks within the two sectors. Moreover, as the correction advanced, we added to positions in: energy construction firm Technip SA, oilfield services giant Schlumberger Ltd., core and fluid analyzer Core Laboratories N.V., and Canadian Oil Sands Ltd. We will remain nimble, adjusting to fundamentals and valuations as they change.

“…we do not buy and sell commodities directly, of course, but they have a big impact on certain sectors of the market….”

800.292.7435 21

We should note that the Chinese economy’s deterioration has repercussions for areas beyond the energy and materials sectors. After all, Chinese industrials and global luxury goods firms have benefited enormously from the boom, so we think they are likely to suffer from the swoon—and the bust—should it occur. Take the automobile industry, for example: BMW and General Motors, in particular, thrived in large part due to growth in China, and they could easily end up making a U-turn. We believe such downside risks are not fully priced into auto stocks, so we are underweight in the area. On the other hand, technology and health-care companies have yet to get huge boosts from China, so sector-wide, we do not see stretched valuations based on that country. Finally, as with energy and materials companies, we do not simply write off Chinese companies because we think conventional wisdom assumes the hot portions of the country’s economy will remain quite warm.

“All told, we think the current environment serves as a strong example of a stock-picker’s market.”

All told, we think the current environment serves as a strong example of a stock-picker’s market. That is, completely avoiding a certain area seems to be a poor solution. We think it makes far more sense to understand the changes and the causes behind them, and, most importantly, to determine how it is likely to affect specific companies. Our portfolios do consistently overweight or underweight certain sectors. These weightings are generated from the bottom up. When we happen to find a significant number of opportunities clustered together, we build an overweight; where we find a dearth of value, we end up with an underweight.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,
Rupal J. Bhansali
Portfolio manager

2014 DISTRIBUTIONS
Capital Gains

Ariel Investments will pay capital gains distributions on Thursday, November 20, 2014 to shareholders on record as of Wednesday, November 19, 2014. Estimates of these distributions are as of October 31, 2014, and are shown in the table below:

Capital gains estimates*
	Short-term	Long-term	Total
	gain/share	gain/share	gain/share
Ariel International Fund	$0.01	$0.01	$0.02
Ariel Global Fund	$0.01	$0.01	$0.02
* Estimates apply to both investor and institutional share classes.

Income Distributions

Ariel Investments will pay income distributions on Tuesday, December 30, 2014, to shareholders on record as of Monday, December 29, 2014. Income distribution estimates will be available on arielinvestments.com the first week of December.

22 ARIELINVESTMENTS.COM

Management’s discussion of performance Ariel International Fund

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

This time last year, global investors had a rosy view, but it has gradually darkened. For the 12 months ended September 30, 2013, world equity markets soared, and bonds stumbled. In the year ended September 30, 2014, U.S. large caps did well, but most other notable asset classes crawled. For perspective, this time last year, the S&P 500 Index’s +19% return lagged the international stock MSCI EAFE Index’s +24% rise and the small-cap Russell 2000 Index’s +30% gain. This year, the S&P 500’s nearly identical +19% gain leaves international fare and small caps in the dust: They gained +5% and +4%, respectively.

The shift from optimism to pessimism began gradually and then accelerated. That is, in the fourth quarter of 2013, equity markets shot up (and bonds slid a bit). The next two quarters showed measured returns at home and abroad as euphoria subsided. Still, many saw stability and low-key prosperity ahead. Conventional wisdom then shifted suddenly, and a quickly emerging new view suggested the New Normal was back en vogue, Europe would plunge into recession, and China was in trouble. Add to that ISIS, Ebola and more, and the conclusion was that the United States is healthy but growing slowly, and the rest of the world is in trouble. That meant a third-quarter 2014 sell-off in international equities, as well as negative returns for U.S. small caps (because the crowd views them as quite economically sensitive).

Our positioning has adjusted accordingly. That is, we had become cautiously optimistic given the long, heady run in equities since the 2009 market bottom. The market had become fairly priced early in 2014, so new ideas became more difficult to find. The pullback has been wonderful for stock valuations, making a number of our holdings look more like bargains and creating potential opportunities for us to research.

INSIDE OUR RESULTS

Ariel International Fund’s +5.22% gain topped the MSCI EAFE Index’s +4.70% rise by +0.52% over the trailing one-year period. Our best area relative to the index was information technology, while our consumer staples stocks were the biggest detractors.

Two information technology stocks accounted for a majority of the fund’s outperformance in the sector. After Microsoft Corp. acquired Nokia Corp.’s handset business, its software and networking businesses performed far better than expectations and rose +32.78%. A significant portion of our rationale was the company’s patents, which were once overlooked but now are showing their value. Dialog Semiconductor plc gained +46.76% due to very strong earnings results.

In the consumer staples area, one industry—grocery stores—drove the vast majority of underperformance. Specifically, Tesco plc sold off -45.58% as the price war among U.K. grocers continued. Tesco has delivered unexpected profit warnings, slashed dividends and admitted an accounting error. We expect the new CEO to deliver a game plan and will reassess our thesis based on it. Grocer Ahold N.V. slid -3.71% due to lower-than-expected earnings, mainly driven by poor performance in the United States. Ahold is taking steps to alleviate these issues with a pricing strategy and by offering a wide range of produce.

800.292.7435	23

Management’s discussion of performance Ariel Global Fund

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

This time last year, global investors had a rosy view, but it has gradually darkened. For the 12 months ended September 30, 2013, world equity markets soared, and bonds stumbled. In the year ended September 30, 2014, U.S. large caps did well, but most other notable asset classes crawled. For perspective, this time last year, the S&P 500 Index’s +19% return lagged the international stock MSCI EAFE Index’s +24% rise and the small-cap Russell 2000 Index’s +30% gain. This year, the S&P 500’s nearly identical +19% gain leaves international fare and small caps in the dust: They gained +5% and +4%, respectively.

The shift from optimism to pessimism began gradually and then accelerated. That is, in the fourth quarter of 2013, equity markets shot up (and bonds slid a bit). The next two quarters showed measured returns at home and abroad as euphoria subsided. Still, many saw stability and low-key prosperity ahead. Conventional wisdom then shifted suddenly, and a quickly emerging new view suggested the New Normal was back en vogue, Europe would plunge into recession, and China was in trouble. Add to that ISIS, Ebola and more, and the conclusion was that the United States is healthy but growing slowly, and the rest of the world is in trouble. That meant a third-quarter 2014 sell-off in international equities, as well as negative returns for U.S. small caps (because the crowd views them as quite economically sensitive).

Our positioning has adjusted accordingly. That is, we had become cautiously optimistic given the long, heady run in equities since the 2009 market bottom. The market had become fairly priced early in 2014, so new ideas became more difficult to find. The pullback has been wonderful for stock valuations, making a number of our holdings look more like bargains and creating potential opportunities for us to research.

INSIDE OUR RESULTS

Ariel Global Fund’s +10.52% gain fell short of the MSCI ACWI Index’s +11.89% rise by -1.37% over the trailing one-year period. Our best area relative to the index was information technology, while our consumer staples stocks were the biggest detractors.

Two information technology stocks accounted for a majority of the fund’s outperformance in the sector. Microsoft Corp. has surged +43.14% on gradually gaining fundamental strength. This summer, it announced a restructuring plan. When the company acquired Nokia’s main business, it was clear it would eventually gain from synergies, but it was unclear how much. The market reacted well to its plan and significant workforce rationalization effort. Broadcom Corp. jumped +57.74% as it demonstrated its fundamental strength. It scored wins globally everywhere from television set-top boxes in developing companies to being included in Apple’s new iPhone design.

In the consumer staples area, one industry—grocery stores—drove the vast majority of underperformance. Specifically, Tesco plc sold off -45.58% as the price war among U.K. grocers continued. Tesco has delivered unexpected profit warnings, slashed dividends and admitted an accounting error. We expect the new CEO to deliver a game plan, and will reassess our thesis based on it. Grocer Ahold N.V. ADR slid -3.71% due to lower-than-expected earnings, mainly driven by poor performance in the United States. Ahold is taking steps to alleviate these issues with a pricing strategy and by offering a wide range of produce.

24	ARIELINVESTMENTS.COM

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings1 (%)
			MSCI
	Ariel	MSCI	ACWI
	International	EAFE	ex-US
	Fund†	Index	Index
Financials	17.44	25.70	27.02
Information technology	17.36	4.67	6.95
Consumer discretionary	15.59	11.62	10.55
Consumer staples	11.84	10.92	9.79
Health care	11.12	11.24	8.70
Telecommunication services	10.52	4.93	5.35
Energy	7.59	6.86	9.05
Industrials	3.66	12.50	10.93
Utilities	3.52	3.88	3.62
Materials	1.36	7.68	8.03
†  Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.
1  The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 09/30/14
					Since
	Quarter		1-year		inception
Ariel International Fund–Investor Class	–	6.40	+	5.22	+ 10.52
Ariel International Fund–Institutional Class	–	6.34	+	5.48	+ 10.76
MSCI EAFE® Index (gross)	–	5.83	+	4.70	+ 14.14
MSCI ACWI ex-US Index (gross)	–	5.19	+	5.22	+ 11.95
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/14)*	Net	Gross
Investor Class	1.29%	4.24%
Institutional Class	1.03%	3.17%

Top ten companies^ (% of net assets)
1.	Roche Holding AG	5.4
2.	GlaxoSmithKline plc	4.9
3.	Ahold N.V.	4.6
4.	Deutsche Boerse AG	4.5
5.	Nokia Corp.	4.3
6.	China Mobile Ltd.	4.2
7.	Snam SpA	3.4
8.	Royal Dutch Shell plc	3.2
9.	Toyota Motor Corp.	3.2
10.	Canon Inc.	3.2

^    For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Country weightings‡ (%)
Japan	18.67
U.K.	16.61
Switzerland	13.97
Germany	10.87
France	7.55
China	5.93
Netherlands	4.93
Italy	4.74
Finland	4.64
U.S.	3.72
Ireland	2.91
Canada	1.23
Spain	0.93
Hong Kong	0.77
Sweden	0.72
Austria	0.68
Luxembourg	0.56
Singapore	0.27
Portugal	0.16
Denmark	0.08
Australia	0.06
‡This list excludes ETFs.

* Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel International Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
   Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI EAFE® Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. MSCI EAFE Index (gross) returns reflect the reinvestment of income and other earnings, including the maximum possible dividends. The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex US Index (gross) returns reflect the reinvestment of income and other earnings, including the maximum possible dividends. Source: MSCI. All indexes are unmanaged, and an investor cannot invest directly in an index.

800.292.7435	25

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Protfolio manager

Composition of equity holdings1 (%)
	Ariel	MSCI
	Global	ACWI
	Fund†	Index
Health care	24.91	11.29
Information technology	19.83	13.35
Consumer discretionary	12.77	11.27
Financials	12.59	21.54
Consumer staples	9.62	9.55
Telecommunication services	8.38	3.91
Energy	5.79	9.43
Industrials	3.29	10.45
Utilities	2.20	3.29
Materials	0.62	5.75
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.
1 The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 09/30/14
Since
	Quarter	1-year	inception
Ariel Global Fund–Investor Class	–1.20	+ 10.52	+ 13.78
Ariel Global Fund–Institutional Class	– 1.15	+ 10.84	+ 14.08
MSCI ACWISM Index (gross)	– 2.20	+ 11.89	+ 15.92
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/14)*	Net	Gross
Investor Class	1.29%	3.70%
Institutional Class	1.04%	1.51%

Top ten companies^ (% of net assets)
1.	Gilead Sciences, Inc.	6.2
2.	Microsoft Corp.	5.6
3.	Johnson & Johnson	5.3
4.	GlaxoSmithKline plc	5.0
5.	China Mobile Ltd.	4.7
6.	Roche Holding AG	4.6
7.	Harman Intl Industries, Inc.	3.4
8.	Deutsche Boerse AG	2.8
9.	Ahold N.V.	2.8
10.	Tumi Holdings Inc.	2.5
^ For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Country weightings‡ (%)
U.S.	45.72
U.K.	10.77
Japan	9.31
Switzerland	8.32
China	6.97
Germany	5.18
France	3.37
Netherlands	2.93
Finland	1.74
Italy	1.69
Canada	1.15
Spain	0.65
Brazil	0.53
Hong Kong	0.48
Turkey	0.46
Ireland	0.36
Singapore	0.16
Portugal	0.11
Chile	0.10
‡This list excludes ETFs.

* Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Global Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
 Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI ACWI (All Country World Index) IndexSM is an unmanaged, market weighted index of global developed and emerging markets. MSCI ACWI Index (gross) returns reflect the reinvestment of income and other earnings, including the maximum possible dividends. Source: MSCI. All indexes are unmanaged, and an investor cannot invest directly in an index.

26 ARIELINVESTMENTS.COM

Bally Technologies (NYSE: BYI)
6601 South Bermuda Road
Las Vegas, NV 89119
702.532.7700 | ballytech.com

Founded in 1932 in Chicago as a pinball manufacturer, Bally Technologies is now a leader in the design and manufacturing of gaming devices worldwide. In 1936, the company created its first slot machine. Today, Bally’s product line includes reel-spinning slot machines, video slots, wide-area progressives, interactives, and mobile applications. Well-known Bally brands include Cash Spin, Hot Shot, Quick Hit, and Blazing 7s. Popular licensed brands include Michael Jackson, GREASE and Betty Boop. In 2013, Bally acquired SHFL Entertainment, a leading gaming supplier of table games and utility products, including automatic card shufflers and roulette chip sorters.

OUT-OF-FAVOR INDUSTRY PARTICIPANT

At the time of our initial purchase in February 2014, we believed the investment community was too focused on short-term issues. Fundamentals at gaming equipment and content suppliers had deteriorated, and competitive pressures intensified as foot traffic and gross gaming revenue declined at the regional operators due to a combination of poor weather and a challenging economic environment for the mid-to-lower-market demographic slot player. These factors led to reduced gaming revenues and limited resources available to operators to fund capital projects, including the replacement of older product on the casino floor. Despite the recent entry of smaller competitors, we recognized Bally as one of the better-managed companies in the industry with a history of high recurring revenues and a stock that traded at a sizeable discount to our estimate of its intrinsic value.

LONG-TERM FOCUS

While we didn’t ignore current industry fundamentals, we were confident that Bally was well-positioned to benefit from gaming expansion, re-acceleration from updated equipment and systems, as well as market share gains in wide-area-progressives. The potential benefits of the legalization of real money wagering on the Internet along with revenue and cost synergies from the SHFL Entertainment acquisition made our investment in this company even more compelling.

SUSTAINABLE COMPETITIVE STRENGTHS

Bally’s leadership in casino systems and the breadth of its product line give it a competitive advantage. The Company’s hardware and software provide valuable communication between the casino and the slot player. It is highly unusual to see an existing systems provider replaced, since a change often warrants new training and causes lost revenues from downtime, with potential for longer disruption from implementation issues. Bally heavily invested in research and development in recent years in order to develop proprietary games and expand its licensed portfolio. A deep product and content library have resulted.

INTRINSIC VALUE RECOGNIZED

The morning of August 1, 2014, we learned that Scientific Games Corporation agreed to acquire Bally for $5.1 billion, or $83.30 per share. This price represents a 38% premium to the prior day’s closing price and translates into what we deemed as a respectable forward 12-month enterprise value to EBITDA multiple of 10.8x. Remarkably, our internal private market valuation of $82.64 was within 1% of the offering price. As such, we exited our position during the quarter.

800.292.7435 27

Bristow Group Inc. (NYSE: BRS)
2103 City West Boulevard, Fourth Floor
Houston, TX 77042
713.267.7600 | bristowgroup.com

Bristow Group is a leading supplier of offshore logistical support, primarily to the oil and gas industry, through a fleet of roughly 500 helicopters. The company’s primary markets include the North Sea, West Africa, the Gulf of Mexico, Brazil, and Australia. In each of these regions, Bristow transports crew to and from offshore facilities. The company is one of only two global competitors and controls roughly one third of the worldwide market. Although Bristow primarily services the oil and gas industry and is somewhat tied to commodity prices, the company’s stock has historically been less volatile than other companies within the space. This is primarily due to several factors, including the length of Bristow’s contracts (generally two to five years in the international markets) and an orientation toward production and development activities (roughly 70% of revenue) versus exploration.

A DIFFERENTIATED PLAYER

Bristow’s competitive advantage comes down to its safety record, scale, and global reach. Given the size of the company’s fleet and as one of only two global competitors, Bristow is able to bid large tenders with international oil companies. Important customers such as Chevron and BP operate globally and have strict safety standards. These high standards limit the participation of smaller regional competitors. Not to mention, in some regions, preferred suppliers are exclusively used. Many smaller operators also lack the fleet size or access to building capacity to participate in future projects. As the largest buyer of new helicopters in the industry, Bristow is able to secure options for future helicopter purchases in quantities that few companies can match. This allows Bristow to bid on new tenders without committing capital to new aircraft until it has received a contract, thereby limiting the company’s risk.

A MISUNDERSTOOD AND UNDERAPPRECIATED OPPORTUNITY

Since the beginning of 2009 the ultra-deepwater drilling rig market, which Bristow supports, has nearly tripled in terms of the number of working rigs from roughly 40 to more than 140 today. With a number of additional rigs expected to enter the market over the balance of 2014 and 2015, day rates for new rigs have declined from a peak of $600,000-per-day range into the mid-$400,000-per-day range. This has resulted in concerns about the pace of continued deepwater exploration, with some suggesting that the lower day rates and a decrease in the pace of contracting for new assets signals a slowdown in deepwater development activity. However, as far as Bristow, we believe these concerns are overemphasized, as any decline in deepwater exploration activity is likely to have only a muted impact on the company’s business. Keep in mind that close to 70% of Bristow’s revenue is derived from ongoing production related projects. Production and development work has continued to move forward, providing significant earnings visibility for the company over the next several years, as well as highlighting emerging opportunities in the search and rescue market.

A LONG -TERM VIEW

We view recent weakness in Bristow’s shares as a great buying opportunity for long-term, patient investors. We believe the market fundamentally misunderstands the consistency of Bristow’s cash flows despite volatility in commodity prices, the company’s orientation toward production and the significance of Bristow’s recent contract wins in the search and rescue business. As of September 30, 2014, the shares trade at $67.20, a significant discount to our estimate of intrinsic value.

28	ARIELINVESTMENTS.COM

Kennametal (NYSE: KMT)
1662 MacMillan Park Drive
Fort Mill, SC 29707
800.835.3668 | kennametal.com

Based in Latrobe, Pa., Kennametal Inc. is a specialized metals company, developing durable alloys for use in extreme environments. For industrial customers, the company manufactures metalworking tools used to cut, grind, polish, and finish metal parts for anything from machinery, to cars, to golf clubs, to planes. Energy companies use Kennametal’s coatings and materials in oil production and processing. The company’s products are also used to grind earth or pavement in mining and roadwork.

GRINDING AWAY

All of Kennametal’s products have one thing in common: customers use them in high-stress environments where failure or breakage can be costly and dangerous. With large investments in metallurgical innovation, the company has developed specialized recipes and processes to produce materials that can withstand higher temperatures or harder impact in order to last longer and improve productivity. More than 80% of its revenue comes from consumables—products that are replaced often (even every couple of hours)—at relatively low prices. But customers rely on Kennametal’s parts to perform well, and they’re willing to pay a premium for quality.

A HEALTHY OLIGOPOLY

Kennametal enjoys a strong market position, but it is not alone: Sweden-based Sandvik and Israel-based Iscar compete directly with Kennametal in many of its markets, plus customers generally use more than one supplier. Warren Buffett’s Berkshire Hathaway entered the industry with its purchase of Iscar in a two-step transaction in 2006 and 2013; although this has led to persistent rumors that Buffett would acquire Kennametal as well, he has yet to make that move. With the majority of the market controlled by these three players, competition has historically been more focused on quality and innovation than price. This has led to an industry dynamic that supports attractive returns for the top three competitors.

THREADING THE CYCLE

After enjoying a strong recovery from the depths of the financial crisis, the company’s end markets started to deteriorate in mid-2012. Eighteen months of organic declines across Kennametal’s business followed, and operating margins declined from a peak above 15% in fiscal 2012 to a trough of 10% in fiscal 2014. Although the coal mining industry continues to be a weak point for the company, the industrial and energy markets have turned the corner and are generating mid-to-high single-digit growth. In the meantime, the company has not been simply waiting for the cycle to turn. Over the past several years, management has simplified its product lineup and closed plants to increase margins once end markets improve. The company has also made two significant acquisitions, Deloro Stellite in 2012 and ATI’s Tungsten Materials Business in 2013, which complement existing product lines.

TRANSITION AT THE TOP

In August 2014, CEO Carlos Cardoso announced that he will retire from Kennametal after nine years at the helm. Any transition in senior management carries risk, but we believe the timing is good for a switch. The company’s recent acquisitions are fully integrated, and the company’s cyclical headwinds are turning into tailwinds. At current levels, we believe the stock price undervalues the company’s normalized earnings power and attractive returns. As of September 30, 2014, shares traded at $41.31, a 38% discount to our estimate of intrinsic value.

800.292.7435 29

Microsoft Corporation (NASDAQ: MSFT)
One Microsoft Way
Redmond, WA 98052
800.642.7676 | microsoft.com

Microsoft Corp. is a well-known but not well-understood company. Conventional wisdom is that Apple is the winner and Microsoft is the loser. Bears point to the lack of a compelling mobile presence, whether in phones or tablets, and the first- or fast-mover advantage of nimble players such as Apple and Samsung. Adding fuel to the fire is the visible weakness in demand for desktop PCs, where Microsoft’s revenues are disproportionately tied. The stock was understandably priced for disappointment and failure.

This was the perfect setup for independent thinking. Our assessment of best-case to worst-case scenarios varied significantly from the consensus. Our research told us that after several years of investing in the pieces of the puzzle ranging from developing a seamless Windows 8 OS across devices, to a compelling web services offer in the form of Azure, the company was poised to benefit. The market viewed the unsuccessful launch of Windows 8 phones and tablets as evidence of permanent failure. We saw it differently. Microsoft has a history of initially waning but eventually winning. For example, initially the company ceded ground in browser wars to Netscape but then made a strong comeback with Internet Explorer. In the beginning, Xbox fumbled against Sony but now is clearly on top.

We don’t mind if the company loses a battle but wins the war. This is what we see happening in the upcoming computing landscape. Microsoft is the first and only company to offer a unified and seamless computing experience from mobile, to tablet, to laptop, to desktop, to cloud. It is poised to initially score big wins in the enterprise world and then leverage that incumbency advantage to win in the consumer world by drawing in people who create content versus those who consume it. It should win over the Fortune 500 companies with its superior security features (a key corporate concern) and gain market share with small and mid-size companies by enabling them to join the cloud bandwagon via its compelling web service platform, Azure. Bing has the potential to turn the corner on profitability, as it builds loyalty with its superior unbiased search results and achieves scale by being embedded in a growing lineup of devices. Office is among the most profitable and popular software products with useful apps such as Excel, Word, PowerPoint, and Outlook. In the long term, the transition from license sales of Office to subscription revenues will result in better unit economics and visibility, since sales are not dependent on upgrades but usage. The new CEO, Satya Nadella is poised to take the company to even greater heights by adopting a mobile-first/cloud-first strategy.

No review of Microsoft can be complete without a discussion of Apple. Investor bias in favor of Apple and against Microsoft is rooted in the confirmation bias discussed in behavioral finance literature. Investors disregard Apple’s failures and singularly notice its successes. Investors ignore disappointing results generated by iTunes, iTunes Radio, iCloud, Apple Maps and Siri. iPhones are Apple’s most profitable product, but the company’s sales have stalled. In European markets, where telecom carriers do not subsidize iPhones, sales and market shares have been tepid, suggesting a consumer unwillingness or inability to afford such an expensive product. Ironically, sales growth for the iPhone must come from emerging markets, where affordability is an even bigger hurdle. New products such as the Apple Watch or Apple TV, even if successful, are lower-margin categories. They will require significant growth in volume to offset the drag from sluggish iPhone sales. In short, Apple stock is priced to succeed. If it fails, the downside risk is large, since product hits or misses can prove disastrous in this industry, as Sony discovered not too long ago.

We patiently accumulated Microsoft stock as its shares tumbled in 2012 and 2013, and investors de-rated the stock to lowly multiples of cash flows and earnings. When failure is priced in but success is not, the risk-reward becomes very attractive. As a result, Microsoft became one of our largest portfolio holdings in our global strategy. Microsoft stock has outperformed Apple over the last 3 years. This is the power of independent thinking and long-term, patient, contrarian investing.

30	ARIELINVESTMENTS.COM

Ariel Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
					2012	2013	2014	2012	2013	2014	Market
	Ticker	Price			actual	actual	estimated	actual	actual	estimated	cap.
Company	symbol	09/30/14	Low	High	calendar	calendar	calendar	P/E	P/E	P/E	($MM)
Contango Oil & Gas Co.	MCF	33.24	32.80	50.44	3.79	2.17	3.04	8.8	15.3	10.9	644
International Speedway Corp.	ISCA	31.64	29.67	38.01	1.40	1.30	1.54	22.6	24.3	20.5	842
MTS Systems Corp.	MTSC	68.26	56.87	78.90	3.77	3.83	3.38	18.1	17.8	20.2	1,033
Brady Corp.	BRC	22.44	21.99	31.80	2.38	1.96	1.68	9.4	11.4	13.4	1,071
Simpson Manufacturing Co., Inc.	SSD	29.15	29.05	37.49	1.02	1.17	1.52	28.6	24.9	19.2	1,428
Meredith Corp.	MDP	42.80	40.11	53.84	2.87	3.03	3.23	14.9	14.1	13.3	1,589
Fair Isaac Corp.	FICO	55.10	50.26	65.62	2.78	2.88	3.24	19.8	19.1	17.0	1,771
Littelfuse, Inc.	LFUS	85.18	72.86	99.46	4.11	4.58	5.18	20.7	18.6	16.4	1,915
Bristow Group Inc.	BRS	67.20	64.10	85.70	1.73	3.85	5.06	38.8	17.5	13.3	2,390
Sotheby’s	BID	35.72	35.00	54.00	1.58	1.88	2.31	22.6	19.0	15.5	2,464
Bio-Rad Laboratories, Inc.	BIO	113.40	113.37	134.13	7.05	5.29	6.20	16.1	21.4	18.3	2,696
Janus Capital Group Inc.	JNS	14.54	8.41	15.95	0.65	0.71	0.82	22.4	20.5	17.7	2,733
Anixter Intl Inc.	AXE	84.84	80.26	115.84	5.32	6.25	6.65	15.9	13.6	12.8	2,779
Charles River Laboratories Intl, Inc.	CRL	59.74	44.12	62.50	2.75	2.93	3.23	21.7	20.4	18.5	2,788
First American Financial Corp.	FAF	27.12	23.60	28.92	2.46	1.72	1.92	11.0	15.8	14.1	2,905
Graham Holdings Co.	GHC	699.59	588.09	745.11	25.02	33.64	39.48	28.0	20.8	17.7	3,235
Kennametal Inc.	KMT	41.31	38.85	52.37	3.30	2.64	2.96	12.5	15.6	14.0	3,266
U.S. Silica Holdings, Inc.	SLCA	62.51	24.28	73.43	1.50	1.67	2.40	41.7	37.4	26.0	3,366
City National Corp.	CYN	75.67	65.17	81.34	3.83	3.99	4.10	19.8	19.0	18.5	4,163
Madison Square Garden Co.	MSG	66.12	48.16	67.86	1.72	1.73	1.90	38.4	38.2	34.8	4,206
Dun & Bradstreet Corp.	DNB	117.47	94.29	124.59	7.18	7.87	7.75	16.4	14.9	15.2	4,272
JLL	JLL	126.34	80.86	136.49	5.61	6.45	7.62	22.5	19.6	16.6	5,662
IDEX Corp.	IEX	72.37	63.21	81.82	2.89	3.43	3.80	25.0	21.1	19.0	5,795
Lazard Ltd	LAZ	50.70	35.10	55.50	1.44	2.01	2.95	35.2	25.2	17.2	6,579
Gannett Co., Inc.	GCI	29.67	23.75	35.70	2.43	2.13	2.89	12.2	13.9	10.3	6,695
Snap-on Inc.	SNA	121.08	94.53	127.32	5.13	5.88	6.91	23.6	20.6	17.5	7,037
Interpublic Group of Cos., Inc.	IPG	18.32	15.28	20.64	0.87	0.88	1.09	21.1	20.8	16.8	7,720
Western Union Co.	WU	16.04	14.60	19.50	1.84	1.54	1.58	8.7	10.4	10.2	8,498
Laboratory Corp. of America Holdings	LH	101.75	87.01	108.77	7.38	6.95	6.75	13.8	14.6	15.1	8,639
Hospira, Inc.	HSP	52.03	38.11	56.78	2.01	2.10	2.31	25.9	24.8	22.5	8,779
KKR & Co. L.P.	KKR	22.30	19.68	26.50	2.90	2.99	2.35	7.7	7.5	9.5	9,265
Newell Rubbermaid Inc.	NWL	34.41	26.29	35.25	1.70	1.83	2.01	20.2	18.8	17.1	9,421
Mohawk Industries, Inc.	MHK	134.82	119.59	155.48	4.48	6.84	8.68	30.1	19.7	15.5	9,820
CBRE Group, Inc.	CBG	29.74	21.86	33.77	1.38	1.59	1.91	21.6	18.7	15.6	9,877
J.M. Smucker Co.	SJM	98.99	87.10	112.95	5.72	6.18	6.95	17.3	16.0	14.2	10,079
Royal Caribbean Cruises Ltd.	RCL	67.29	35.97	69.31	1.84	2.39	3.49	36.6	28.2	19.3	14,959

Note: Holdings are as of September 30, 2014. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2014 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2014 stock price.

800.292.7435 31

Ariel Appreciation Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
					2012	2013	2014	2012	2013	2014	Market
	Ticker	Price			actual	actual	estimated	actual	actual	estimated	cap.
Company	symbol	09/30/14	Low	High	calendar	calendar	calendar	P/E	P/E	P/E	($MM)
Contango Oil & Gas Co.	MCF	33.24	32.80	50.44	3.79	2.17	3.04	8.8	15.3	10.9	644
International Speedway Corp.	ISCA	31.64	29.67	38.01	1.40	1.30	1.54	22.6	24.3	20.5	842
Bristow Group Inc.	BRS	67.20	64.10	85.70	1.73	3.85	5.06	38.8	17.5	13.3	2,390
Sotheby’s	BID	35.72	35.00	54.00	1.58	1.88	2.31	22.6	19.0	15.5	2,464
Bio-Rad Laboratories, Inc.	BIO	113.40	113.37	134.13	7.05	5.29	6.20	16.1	21.4	18.3	2,696
Janus Capital Group Inc.	JNS	14.54	8.41	15.95	0.65	0.71	0.82	22.4	20.5	17.7	2,733
First American Financial Corp.	FAF	27.12	23.60	28.92	2.46	1.72	1.92	11.0	15.8	14.1	2,905
Kennametal Inc.	KMT	41.31	38.85	52.37	3.30	2.64	2.96	12.5	15.6	14.0	3,266
City National Corp.	CYN	75.67	65.17	81.34	3.83	3.99	4.10	19.8	19.0	18.5	4,163
Madison Square Garden Co.	MSG	66.12	48.16	67.86	1.72	1.73	1.90	38.4	38.2	34.8	4,206
JLL	JLL	126.34	80.86	136.49	5.61	6.45	7.62	22.5	19.6	16.6	5,662
Lazard Ltd	LAZ	50.70	35.10	55.50	1.44	2.01	2.95	35.2	25.2	17.2	6,579
Gannett Co., Inc.	GCI	29.67	23.75	35.70	2.43	2.13	2.89	12.2	13.9	10.3	6,695
Towers Watson	TW	99.50	98.50	131.73	5.35	5.70	5.88	18.6	17.5	16.9	6,978
Snap-on Inc.	SNA	121.08	94.53	127.32	5.13	5.88	6.91	23.6	20.6	17.5	7,037
Interpublic Group of Cos., Inc.	IPG	18.32	15.28	20.64	0.87	0.88	1.09	21.1	20.8	16.8	7,720
Western Union Co.	WU	16.04	14.60	19.50	1.84	1.54	1.58	8.7	10.4	10.2	8,498
Laboratory Corp. of America Holdings	LH	101.75	87.01	108.77	7.38	6.95	6.75	13.8	14.6	15.1	8,639
Hospira, Inc.	HSP	52.03	38.11	56.78	2.01	2.10	2.31	25.9	24.8	22.5	8,779
KKR & Co. L.P.	KKR	22.30	19.68	26.50	2.90	2.99	2.35	7.7	7.5	9.5	9,265
Newell Rubbermaid Inc.	NWL	34.41	26.29	35.25	1.70	1.83	2.01	20.2	18.8	17.1	9,421
Coach, Inc.	COH	35.61	33.39	57.95	3.63	3.38	2.52	9.8	10.5	14.1	9,811
CBRE Group, Inc.	CBG	29.74	21.86	33.77	1.38	1.59	1.91	21.6	18.7	15.6	9,877
J.M. Smucker Co.	SJM	98.99	87.10	112.95	5.72	6.18	6.95	17.3	16.0	14.2	10,079
Tiffany & Co.	TIF	96.31	73.63	105.66	3.25	3.73	4.29	29.6	25.8	22.4	12,452
Nordstrom, Inc.	JWN	68.37	54.90	71.45	3.61	3.71	3.80	18.9	18.4	18.0	13,169
Stanley Black & Decker, Inc.	SWK	88.79	74.13	95.40	5.38	5.81	6.33	16.5	15.3	14.0	13,876
Northern Trust Corp.	NTRS	68.03	52.40	70.84	2.86	3.04	3.35	23.8	22.4	20.3	16,027
Blackstone Group L.P.	BX	31.48	24.50	36.08	1.77	3.07	3.65	17.8	10.3	8.6	16,258
Zimmer Holdings, Inc.	ZMH	100.55	80.55	108.33	5.67	6.26	6.59	17.7	16.1	15.3	16,985
St. Jude Medical, Inc.	STJ	60.13	51.79	71.90	3.65	3.96	4.20	16.5	15.2	14.3	17,119
Omnicom Group Inc.	OMC	68.86	61.35	76.87	3.76	4.09	4.47	18.3	16.8	15.4	17,295
T. Rowe Price Group, Inc.	TROW	78.40	70.96	85.74	3.36	3.90	4.52	23.3	20.1	17.3	20,623
CBS Corp.	CBS	53.50	53.01	68.10	2.65	3.13	3.55	20.2	17.1	15.1	26,106
AFLAC Inc.	AFL	58.25	57.70	67.62	6.60	6.18	6.23	8.8	9.4	9.3	26,390
Viacom, Inc.	VIAB	76.94	76.52	89.76	4.41	4.96	5.72	17.4	15.5	13.5	28,627
Illinois Tool Works Inc.	ITW	84.42	73.60	89.58	3.76	4.12	5.07	22.5	20.5	16.7	33,474
Franklin Resources, Inc.	BEN	54.61	49.49	58.87	3.09	3.50	3.90	17.7	15.6	14.0	34,147
Thermo Fisher Scientific Inc.	TMO	121.70	89.71	127.63	4.93	5.42	6.92	24.7	22.5	17.6	48,602

Note: Holdings are as of September 30, 2014. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2014 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2014 stock price.

32 ARIELINVESTMENTS.COM

Ariel Focus Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
					2012	2013	2014	2012	2013	2014	Market
	Ticker	Price			actual	actual	estimated	actual	actual	estimated	cap.
Company	symbol	09/30/14	Low	High	calendar	calendar	calendar	P/E	P/E	P/E	($MM)
Hanger, Inc.	HGR	20.52	20.42	40.71	1.94	2.08	1.75	10.6	9.9	11.7	724
Pier 1 Imports, Inc.	PIR	11.89	11.64	23.60	1.20	1.01	0.98	9.9	11.8	12.1	1,092
Apollo Education Group, Inc.	APOL	25.15	19.87	35.92	3.43	2.89	2.23	7.3	8.7	11.3	2,747
Kennametal Inc.	KMT	41.31	38.85	52.37	3.30	2.64	2.96	12.5	15.6	14.0	3,266
International Game Technology	IGT	16.87	12.14	19.91	1.13	1.26	1.10	14.9	13.4	15.3	4,170
Snap-on Inc.	SNA	121.08	94.53	127.32	5.13	5.88	6.91	23.6	20.6	17.5	7,037
Western Union Co.	WU	16.04	14.60	19.50	1.84	1.54	1.58	8.7	10.4	10.2	8,498
Laboratory Corp. of America Holdings	LH	101.75	87.01	108.77	7.38	6.95	6.75	13.8	14.6	15.1	8,639
Newell Rubbermaid Inc.	NWL	34.41	26.29	35.25	1.70	1.83	2.01	20.2	18.8	17.1	9,421
Bed Bath & Beyond Inc.	BBBY	65.83	54.96	80.82	4.56	4.79	5.04	14.4	13.7	13.1	12,194
Stanley Black & Decker, Inc.	SWK	88.79	74.13	95.40	5.38	5.81	6.33	16.5	15.3	14.0	13,876
Mosaic Co.	MOS	44.41	42.76	51.25	4.08	2.90	2.55	10.9	15.3	17.4	15,113
Chesapeake Energy Corp.	CHK	22.99	22.77	31.49	0.42	1.65	1.75	54.7	13.9	13.1	15,306
Zimmer Holdings, Inc.	ZMH	100.55	80.55	108.33	5.67	6.26	6.59	17.7	16.1	15.3	16,985
Barrick Gold Corp.	ABX	14.66	14.55	21.45	3.82	2.51	0.72	3.8	5.8	20.4	17,074
National Oilwell Varco	NOV	76.10	72.67	86.55	5.83	5.35	6.00	13.1	14.2	12.7	32,741
Apache Corp.	APA	93.87	77.31	104.57	9.62	8.20	6.50	9.8	11.4	14.4	35,903
Baxter Intl Inc.	BAX	71.77	62.80	77.81	4.53	4.67	5.16	15.8	15.4	13.9	38,876
Target Corp.	TGT	62.68	54.66	67.25	4.37	3.21	3.19	14.3	19.5	19.6	39,721
Bank of New York Mellon Corp.	BK	38.73	29.55	40.80	2.03	2.24	2.35	19.1	17.3	16.5	43,827
Lockheed Martin Corp.	LMT	182.78	121.52	184.09	10.06	10.64	10.40	18.2	17.2	17.6	58,012
Morgan Stanley	MS	34.57	26.41	36.44	1.59	1.96	2.65	21.7	17.6	13.0	67,873
Goldman Sachs Group, Inc.	GS	183.57	151.65	188.58	14.13	15.46	16.50	13.0	11.9	11.1	80,877
CVS Health	CVS	79.59	56.32	82.57	3.43	4.00	4.50	23.2	19.9	17.7	92,175
Oracle Corp.	ORCL	38.28	32.00	43.19	2.48	2.62	2.77	15.4	14.6	13.8	169,630
International Business Machines Corp.	IBM	189.83	172.19	199.21	15.25	16.28	17.91	12.4	11.7	10.6	189,373
JPMorgan Chase & Co.	JPM	60.24	50.25	61.48	5.20	4.35	5.50	11.6	13.8	11.0	226,580
Johnson & Johnson	JNJ	106.59	85.50	108.77	5.31	5.86	6.25	20.1	18.2	17.1	300,614
Microsoft Corp.	MSFT	46.36	32.70	47.57	2.70	2.63	2.74	17.2	17.6	16.9	381,999
Exxon Mobil Corp.	XOM	94.05	84.79	104.76	8.10	7.50	7.65	11.6	12.5	12.3	401,094

Note: Holdings are as of September 30, 2014. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2014 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2014 stock price.

800.292.7435 33

Ariel Fund schedule of investments

Number of shares	Common stocks — 94.68%	Value
	Consumer discretionary & services—25.98%
1,123,540	Royal Caribbean Cruises Ltd.	$75,603,007
2,419,421	Gannett Co., Inc.	71,784,221
2,165,696	International Speedway Corp., Class A	68,522,621
3,415,066	Interpublic Group of Cos., Inc.	62,564,009
1,786,754	Newell Rubbermaid Inc.	61,482,205
1,301,708	Meredith Corp.	55,713,102
366,304	Mohawk Industries, Inc.(a)	49,385,105
1,295,865	Sotheby’s	46,288,298
577,274	Madison Square Garden Co., Class A(a)	38,169,357
41,783	Graham Holdings Co., Class B	29,230,969
		558,742,894
	Consumer staples—3.18%
691,545	J.M. Smucker Co.	68,456,040

	Energy—2.83%
1,833,617	Contango Oil & Gas Co.(a)(b)	60,949,429

	Financial services—31.24%
1,549,103	Lazard Ltd, Class A	78,539,522
3,391,239	KKR & Co. L.P.	75,624,630
2,737,688	First American Financial Corp.	74,246,099
4,418,855	Western Union Co.	70,878,434
2,333,453	CBRE Group, Inc., Class A(a)	69,396,892
545,899	JLL	68,968,880
561,678	Dun & Bradstreet Corp.	65,980,315
4,228,616	Janus Capital Group Inc.	61,484,077
1,056,958	Fair Isaac Corp.	58,238,386
638,860	City National Corp.	48,342,536
		671,699,771
	Health care—10.36%
1,036,626	Charles River Laboratories Intl, Inc.(a)	61,928,037
1,109,050	Hospira, Inc.(a)	57,703,871
549,100	Laboratory Corp. of America Holdings(a)	55,870,925
416,083	Bio-Rad Laboratories, Inc., Class A(a)	47,183,812
		222,686,645
	Materials & processing—3.07%
1,580,297	Simpson Manufacturing Co., Inc.	46,065,658
319,794	U.S. Silica Holdings, Inc.	19,990,323
		66,055,981

34 ARIELINVESTMENTS.COM

09/30/14

Number of shares	Common stocks — 94.68%	Value
	Producer durables—15.46%
1,141,660	Bristow Group Inc.	$76,719,552
1,548,641	Kennametal Inc.	63,974,360
2,697,262	Brady Corp., Class A	60,526,559
643,079	MTS Systems Corp.	43,896,573
335,613	Snap-on Inc.	40,636,022
362,266	Littelfuse, Inc.	30,857,818
218,076	IDEX Corp.	15,782,160
		332,393,044
	Technology—2.56%
647,903	Anixter Intl Inc.(a)	54,968,090

	Total common stocks (Cost $1,227,314,576)	2,035,951,894

Principal amount	Repurchase agreement — 4.94%	Value
$106,204,732	Fixed Income Clearing Corporation, 0.00%, dated 09/30/2014, due 10/01/2014, repurchase price$106,204,732, (collateralized by U.S. Treasury Note, value $41,470,000, 2.38%, due 06/30/2018; U.S. Treasury Note, value $66,860,642, 1.38%, due 06/30/2018) (Cost $106,204,732)	$106,204,732

	Total Investments—99.62% (Cost $1,333,519,308)	2,142,156,626
	Cash, Other Assets less Liabilities—0.38%	8,078,743
	Net Assets—100.00%	$2,150,235,369

(a)Non-income producing.
(b)Affiliated company (See Note Six).
A category may contain multiple industries as defined by the Global Industry Classification Standards. The accompanying notes are an integral part of the financial statements.

800.292.7435 35

Ariel Appreciation Fund schedule of investments

Number of shares	Common stocks — 94.62%	Value
	Consumer discretionary & services—24.25%
3,545,630	Interpublic Group of Cos., Inc.	$64,955,942
900,400	Nordstrom, Inc.	61,560,348
802,600	Omnicom Group Inc.	55,267,036
1,577,656	International Speedway Corp., Class A	49,917,036
872,600	CBS Corp., Class B	46,684,100
537,200	Viacom, Inc., Class B	41,332,168
988,700	Newell Rubbermaid Inc.	34,021,167
899,700	Coach, Inc.	32,038,317
1,037,700	Gannett Co., Inc.	30,788,559
424,600	Madison Square Garden Co., Class A(a)	28,074,552
556,900	Sotheby’s	19,892,468
80,400	Tiffany & Co.	7,743,324
		472,275,017
	Consumer staples—3.37%
662,275	J.M. Smucker Co.	65,558,602

	Energy—1.00%
586,482	Contango Oil & Gas Co.(a)	19,494,662

	Financial services—34.86%
3,252,400	First American Financial Corp.	88,205,088
5,184,700	Western Union Co.	83,162,588
1,025,500	Northern Trust Corp.	69,764,765
1,376,020	Lazard Ltd, Class A	69,764,214
1,248,300	Franklin Resources, Inc.	68,169,663
999,800	AFLAC Inc.	58,238,350
441,600	JLL	55,791,744
638,000	City National Corp.	48,277,460
1,120,100	Blackstone Group L.P.	35,260,748
1,516,168	KKR & Co. L.P.	33,810,546
311,500	T. Rowe Price Group, Inc.	24,421,600
790,150	CBRE Group, Inc., Class A(a)	23,499,061
1,405,442	Janus Capital Group Inc.	20,435,127
		678,800,954
	Health care—13.76%
664,200	Zimmer Holdings, Inc.	66,785,310
817,300	St. Jude Medical, Inc.	49,144,249
443,200	Laboratory Corp. of America Holdings(a)	45,095,600
366,054	Thermo Fisher Scientific Inc.	44,548,772
731,800	Hospira, Inc.(a)	38,075,554
214,725	Bio-Rad Laboratories, Inc., Class A(a)	24,349,815
		267,999,300

36 ARIELINVESTMENTS.COM

09/30/14

Number of shares	Common stocks — 94.62%	Value
	Producer durables—17.38%
1,274,518	Bristow Group Inc.	$85,647,609
909,599	Stanley Black & Decker, Inc.	80,763,295
1,303,400	Kennametal Inc.	53,843,454
610,950	Illinois Tool Works Inc.	51,576,399
377,300	Snap-on Inc.	45,683,484
209,500	Towers Watson, Class A	20,845,250
		338,359,491
	Total common stocks (Cost $1,130,318,633)	1,842,488,026

Principal amount	Repurchase agreement — 4.94%	Value
$96,157,897	Fixed Income Clearing Corporation, 0.00%, dated 09/30/2014, due 10/01/2014, repurchase price $96,157,897, (collateralized by U.S. Treasury Note, value $98,082,400, 2.38%, due 06/30/2018) (Cost $96,157,897)	$96,157,897
	Total Investments—99.56% (Cost $1,226,476,530)	1,938,645,923
	Cash, Other Assets less Liabilities—0.44%	8,580,488
	Net Assets—100.00%	$1,947,226,411

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards. The accompanying notes are an integral part of the financial statements.

800.292.7435 37

Ariel Focus Fund schedule of investments	09/30/14

Number of shares	Common stocks — 99.63%	Value
	Consumer discretionary & services—15.18%
64,800	Newell Rubbermaid Inc.	$2,229,768
34,900	Target Corp.	2,187,532
30,000	Bed Bath & Beyond Inc.(a)	1,974,900
79,300	International Game Technology	1,337,791
111,000	Pier 1 Imports, Inc.	1,319,790
38,500	Apollo Education Group, Inc., Class A(a)	968,275
		10,018,056
	Consumer staples—4.04%
33,500	CVS Health	2,666,265

	Energy—14.85%
42,500	National Oilwell Varco	3,234,250
29,700	Exxon Mobil Corp.	2,793,285
21,500	Apache Corp.	2,018,205
76,500	Chesapeake Energy Corp.	1,758,735
		9,804,475
	Financial services—16.10%
197,000	Western Union Co.	3,159,880
11,900	Goldman Sachs Group, Inc.	2,184,483
56,250	Morgan Stanley	1,944,563
29,000	JPMorgan Chase & Co.	1,746,960
41,100	Bank of New York Mellon Corp.	1,591,803
		10,627,689
	Health care—13.85%
21,900	Johnson & Johnson	2,334,321
20,500	Laboratory Corp. of America Holdings(a)	2,085,875
19,600	Zimmer Holdings, Inc.	1,970,780
22,200	Baxter Intl Inc.	1,593,294
56,300	Hanger, Inc.(a)	1,155,276
		9,139,546
	Materials & processing—6.43%
58,600	Mosiac Co.	2,602,426
111,982	Barrick Gold Corp.	1,641,656
		4,244,082
	Producer durables—15.71%
40,700	Stanley Black & Decker, Inc.	3,613,753
19,000	Lockheed Martin Corp.	3,472,820
50,800	Kennametal Inc.	2,098,548
9,800	Snap-on Inc.	1,186,584
		10,371,705
	Technology—13.47%
18,100	International Business Machines Corp.	3,435,923
80,300	Oracle Corp.	3,073,884
51,400	Microsoft Corp.	2,382,904
		8,892,711
	Total common stocks (Cost $52,959,315)	65,764,529

Principal amount	Repurchase agreement — 0.33%	Value
$215,995	Fixed Income Clearing Corporation, 0.00%, dated 09/30/2014, due 10/01/2014, repurchase price $215,995, (collateralized by U.S. Treasury Note, value $223,600, 2.38%, due 06/30/2018) (Cost $215,995)	$215,995
	Total Investments—99.96% (Cost $53,175,310)	65,980,524
	Other Assets less Liabilities—0.04%	27,072
	Net Assets—100.00%	$66,007,596

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards. The accompanying notes are an integral part of the financial statements.

38 ARIELINVESTMENTS.COM

Ariel Discovery Fund schedule of investments	09/30/14

Number of shares	Common stocks —98.60%	Value
	Consumer discretionary & services—16.18%
65,887	International Speedway Corp., Class A	$2,084,664
304,700	Century Casinos, Inc.(a)	1,563,111
138,063	XO Group Inc.(a)	1,547,686
182,255	Rosetta Stone Inc.(a)	1,467,153
46,800	Superior Industries Intl, Inc.	820,404
		7,483,018
	Energy—10.42%
79,254	Contango Oil & Gas Co.(a)	2,634,403
70,600	Gulf Island Fabrication, Inc.	1,214,320
87,700	Mitcham Industries, Inc.(a)	969,085
		4,817,808
	Financial services—17.00%
691,473	Cowen Group, Inc., Class A(a)	2,593,024
81,600	First American Financial Corp.	2,212,992
81,700	AV Homes, Inc.(a)	1,196,905
33,100	Capital Southwest Corp.	1,183,987
24,400	MB Financial, Inc.	675,392
		7,862,300
	Health care—2.75%
106,100	POZEN Inc.(a)	778,774
437,800	Vical Inc.(a)	490,336
		1,269,110
	Materials & processing—9.57%
860,994	Rentech, Inc.(a)	1,472,300
119,571	Landec Corp.(a)	1,464,745
160,291	Orion Energy Systems, Inc.(a)	857,557
21,673	Simpson Manufacturing Co., Inc.	631,768
		4,426,370
	Producer durables—12.97%
158,330	Erickson Inc.(a)	2,056,707
285,825	Spartan Motors Inc.	1,334,803
159,700	Furmanite Corp.(a)	1,079,572
26,039	Team, Inc.(a)	987,138
22,500	Brink’s Co.	540,900
		5,999,120
	Technology—20.37%
203,080	PCTEL, Inc.	1,541,377
71,000	Oplink Communications, Inc.	1,194,220
166,100	RealNetworks, Inc.(a)	1,154,395
104,400	Brooks Automation, Inc.	1,097,244
337,000	Imation Corp.(a)	994,150
136,115	Telenav Inc.(a)	911,970
90,100	ARC Document Solutions, Inc.(a)	729,810
166,140	Sigma Designs, Inc.(a)	716,063
58,800	Multi-Fineline Electronix, Inc.(a)	549,780
124,200	Rubicon Technology, Inc.(a)	527,850
		9,416,859
	Utilities—9.34%
429,513	ORBCOMM, Inc.(a)	2,469,700
1,378,900	Pendrell Corp.(a)	1,847,726
		4,317,426
	Total common stocks (Cost $48,630,921)	45,592,011
	Total Investments—98.60% (Cost $48,630,921)	45,592,011
	Cash, Other Assets less Liabilities—1.40%	649,071
	Net Assets—100.00%	$46,241,082

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards. The accompanying notes are an integral part of the financial statements.

800.292.7435 39

Ariel International Fund schedule of investments

Number of shares	Common stocks — 95.78%	Value
	Australia—0.05%
1,495	AMP Ltd.	$7,147

	Austria—0.65%
1,910	Vienna Insurance Group	86,256

	Canada—1.18%
6,191	Canadian Oil Sands Ltd.	114,207
95	Fairfax Financial Holdings Ltd.	42,564
		156,771
	China—5.68%
9,562	China Mobile Ltd. ADR	561,767
887	Baidu, Inc. ADR(a)	193,570
		755,337
	Denmark—0.08%
278	Vestas Wind Systems AS(a)	10,868

	Finland—4.44%
62,101	Nokia Corp. ADR	525,374
6,962	Nokia Corp.	59,399
202	Nokian Renkaat Corp.	6,093
		590,866
	France—7.23%
9,279	Eutelsat Communications	299,618
3,410	Technip SA	286,889
3,137	BNP Paribas SA	208,094
831	L’Air Liquide SA	101,359
558	Michelin (CGDE)	52,633
926	Societe Television Francaise 1	12,491
		961,084
	Germany—10.42%
8,960	Deutsche Boerse AG	603,532
75,168	Telefonica Deutschland Holding AG	393,056
11,251	Dialog Semiconductor plc(a)	316,114
418	MTU Aero Engines AG	35,690
941	Deutsche Post AG	30,177
91	SAP SE	6,563
		1,385,132
	Hong Kong—0.74%
32,085	Yue Yuen Industrial Holdings Ltd.	97,930

	Ireland—2.78%
6,562	Ryanair Holdings plc ADR(a)	370,294

	Italy—4.54%
81,068	Snam SpA	448,481
30,109	Mediaset SpA(a)	115,609
1,062	DiaSorin SpA	39,865
		603,955

40 ARIELINVESTMENTS.COM

09/30/14

Number of shares	Common stocks — 95.78%	Value
	Japan—17.88%
6,300	Toyota Motor Corp.	$371,250
3,900	Shimamura Co., Ltd.	358,441
10,100	Canon Inc.	328,808
2,800	Nintendo Co., Ltd.	304,573
2,500	Daito Trust Construction Co., Ltd.	295,304
3,000	Tokyo Electron Ltd.	195,797
4,200	Japan Tobacco Inc.	136,598
2,703	Canon Inc. ADR	88,091
5,800	Nikon Corp.	83,820
1,700	Denso Corp.	78,354
2,100	OBIC Co. Ltd.	75,058
415	Toyota Motor Corp. ADR	48,775
936	Nintendo Co., Ltd. ADR	12,716
		2,377,585
	Luxembourg—0.54%
548	RTL Group(b)	46,907
283	RTL Group(c)	24,267
		71,174
	Netherlands—4.72%
37,647	Ahold N.V.	609,592
196	Gemalto N.V.	17,992
		627,584
	Portugal—0.15%
1,805	Jeronimo Martins SGPS SA	19,875

	Singapore—0.26%
2,000	United Overseas Bank Ltd.	35,118

	Spain—0.89%
1,682	Tecnicas Reunidas SA	89,206
4,703	Banco Popular Espanol SA	28,792
		117,998
	Sweden—0.69%
1,629	H&M Hennes & Mauritz AB, Class B	67,612
267	Autoliv Inc.	24,543
		92,155
	Switzerland—13.39%
2,417	Roche Holding AG	716,720
4,256	Nestle SA	313,171
892	Zurich Insurance Group Ltd.	266,096
393	Swisscom AG	223,319
10,179	UBS AG	177,629
120	Banque Cantonale Vaudoise	64,355
9	SGS SA	18,675
		1,779,965

800.292.7435 41

Ariel International Fund
schedule of investments (continued)	09/30/14

Number of shares	Common stocks — 95.78%	Value
	United Kingdom—15.91%
13,154	GlaxoSmithKline plc ADR	$604,689
34,110	HSBC Holdings plc	346,217
4,194	Royal Dutch Shell plc ADR	319,289
98,108	Tesco plc	296,147
21,851	British Telecom Group plc	134,469
2,867	Royal Dutch Shell plc, Class A	109,619
2,146	Croda Intl plc	71,424
2,378	GlaxoSmithKline plc	54,472
319	British American Tobacco plc ADR	36,073
3,283	IG Group Holdings plc	31,641
568	HSBC Holdings plc ADR	28,900
454	BT Group plc ADR	27,912
4,643	Sage Group plc	27,504
316	Reckitt Benckiser Group plc	27,407
		2,115,763
	United States—3.56%
1,257	Harman Intl Industries, Inc.	123,236
5,177	Tumi Holdings Inc.(a)	105,352
1,947	Coach, Inc.	69,333
822	Philip Morris Intl, Inc.	68,555
4,481	Ruckus Wireless, Inc.(a)	59,866
325	Core Laboratories N.V.	47,564
		473,906
	Total common stocks (Cost $12,116,101)	12,736,763

Number of shares	Investment companies—0.87%	Value
	Exchange Traded Funds—0.87%
2,896	Vanguard MSCI EAFE ETF	$115,116
	Total investment companies (Cost $88,905)	115,116
Number of rights	Rights— 0.00%	Value
4,703	Banco Popular Espanol SA(a)	$65
	Total Rights (Cost $72)	65
	Total Investments—96.65% (Cost $12,205,078)	12,851,944
	Cash, Other Assets less Liabilities—3.35%	445,268
	Net Assets — 100.00%	$13,297,212

(a)Non-income producing.
(b)This security was purchased through more than one stock exchange and this line represents shares purchased through Euronext Brussels.
(c)This security was purchased through more than one stock exchange and this line represents shares purchased through Xetra.
ADR American Depositary Receipt
The accompanying notes are an integral part of the financial statements.

42 ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	09/30/14

Number of shares	Common stocks—94.65%	Value
	Brazil—0.50%
8,279	Telefonica Brasil SA ADR	$162,931
15,086	Souza Cruz SA	121,415
		284,346
	Canada—1.09%
26,378	Canadian Oil Sands Ltd.	486,602
289	Fairfax Financial Holdings Ltd.	129,486
		616,088
	Chile—0.10%
2,454	Banco Santander-Chile ADR	54,209

	China—6.59%
142,500	China Mobile Ltd.	1,645,251
17,000	China Mobile Ltd. ADR	998,750
4,550	Baidu, Inc. ADR(a)	992,946
3,473	Mindray Medical Intl Ltd.	104,746
		3,741,693
	Finland—1.65%
72,459	Nokia Corp. ADR	613,003
34,994	Nokia Corp.	298,566
828	Nokian Renkaat Corp.	24,974
		936,543
	France—3.19%
9,805	Technip SA	824,912
7,553	BNP Paribas SA	501,031
11,584	Eutelsat Communications	374,046
1,189	Michelin (CGDE)	112,152
		1,812,141
	Germany—4.91%
23,853	Deutsche Boerse AG	1,606,702
152,833	Telefonica Deutschland Holding AG	799,168
13,476	Dialog Semiconductor plc(a)	378,629
		2,784,499
	Hong Kong—0.45%
84,000	Yue Yuen Industrial Holdings Ltd.	256,386

	Ireland—0.34%
3,460	Ryanair Holdings plc ADR(a)	195,248

	Italy—1.60%
139,630	Snam SpA	772,456
35,638	Mediaset SpA(a)	136,838
		909,294

800.292.7435 43

Ariel Global Fund
schedule of investments (continued)

Number of shares	Common stocks—94.65%	Value
	Japan—8.81%
9,900	Shimamura Co., Ltd.	$909,888
7,100	Daito Trust Construction Co., Ltd.	838,664
25,400	Canon Inc.	826,904
6,350	Nintendo Co., Ltd.	690,727
15,100	Japan Tobacco Inc.	491,103
8,000	Toyota Motor Corp.	471,429
5,700	Tokyo Electron Ltd.	372,014
3,200	Denso Corp.	147,490
1,155	Toyota Motor Corp. ADR	135,747
8,000	Nikon Corp.	115,614
		4,999,580
	Netherlands—2.78%
97,343	Ahold N.V.	1,576,208

	Portugal—0.10%
5,136	Jeronimo Martins SGPS SA	56,554

	Singapore—0.16%
5,000	United Overseas Bank Ltd.	87,795

	Spain—0.61%
5,440	Tecnicas Reunidas SA	288,513
9,591	Banco Popular Espanol SA	58,716
		347,229
	Switzerland—7.88%
8,827	Roche Holding AG	2,617,496
1,076	Swisscom AG	611,428
1,907	Zurich Insurance Group Ltd.	568,884
5,820	Nestle SA	428,255
12,423	UBS AG	216,788
13	SGS SA	26,975
		4,469,826
	Turkey—0.43%
6,347	BIM Birlesik Magazalar A.S.	132,848
8,625	Turkcell Iletisim Hizmetleri AS ADR(a)	113,332
		246,180
	United Kingdom—10.19%
40,685	GlaxoSmithKline plc ADR	1,870,289
14,261	Royal Dutch Shell plc ADR	1,085,690
41,070	GlaxoSmithKline plc	940,784
257,742	Tesco plc	778,015
68,951	HSBC Holdings plc	699,854
27,462	British Telecom Group plc	168,998
2,549	HSBC Holdings plc ADR	129,693
671	Reckitt Benckiser Group plc	58,197
1,571	Croda Intl plc	52,286
		5,783,806

44 ARIELINVESTMENTS.COM

09/30/14

Number of shares	Common stocks—94.65%	Value
	United States—43.27%
33,282	Gilead Sciences, Inc.(a)	$3,542,869
68,682	Microsoft Corp.	3,184,098
28,120	Johnson & Johnson	2,997,311
19,692	Harman Intl Industries, Inc.	1,930,604
68,703	Tumi Holdings Inc.(a)	1,398,106
21,559	Quest Diagnostics Inc.	1,308,200
76,398	Acacia Research Corp.	1,182,641
27,464	Broadcom Corp., Class A	1,110,095
12,171	Wal-Mart Stores, Inc.	930,716
20,607	U.S. Bancorp	861,991
56,020	Ruckus Wireless, Inc.(a)	748,427
7,149	Philip Morris Intl, Inc.	596,227
63,521	QLogic Corp.(a)	581,852
15,607	Coach, Inc.	555,765
2,926	Berkshire Hathaway Inc., Class B(a)	404,198
4,630	The PNC Financial Service Group, Inc.	396,235
12,804	EMC Corp.	374,645
6,829	Southern Co.	298,086
1,790	Panera Bread Co.(a)	291,269
1,944	Core Laboratories N.V.	284,504
2,178	Praxair, Inc.	280,962
6,176	Expeditors Intl of Washington	250,622
10,168	NVIDIA Corp.	187,600
1,867	Ansys, Inc.(a)	141,276
1,456	Rockwell Collins, Inc.	114,296
2,555	Wisconsin Energy Corp.	109,865
2,572	Altera Corp.	92,026
1,080	National Oilwell Varco	82,188
851	State Street Corp.	62,642
977	JPMorgan Chase & Co.	58,854
574	Schlumberger Ltd.	58,370
702	Accenture plc, Class A	57,087
458	M&T Bank Corp.	56,467
327	American Express Co.	28,626
		24,558,720
	Total common stocks (Cost $48,727,044)	53,716,345

Number of shares	Investment companies—0.49%	Value
	Exchange Traded Funds—0.49%
4,599	Vanguard Total World Stock Index Fund (ETF)	$277,688
	Total investment companies (Cost $283,758)	277,688
Number of rights	Rights— 0.00%	Value
9,591	Banco Popular Espanol SA(a)	$133
	Total Rights (Cost $146)	133
Principal amount	Repurchase agreement—2.72%	Value
$1,546,235	Fixed Income Clearing Corporation, 0.00%, dated 09/30/2014, due 10/01/2014,
	repurchase price $1,546,235, (collateralized by U.S. Treasury Note, value $1,580,800, 2.38%,
	due 06/30/2018) (Cost $1,546,235)	$1,546,235
	Total Investments—97.86% (Cost $50,557,183)	55,540,401
	Cash, Other Assets less Liabilities—2.14%	1,212,228
	Net Assets—100.00%	$56,752,629

(a)Non-income producing.
ADR American Depositary Receipt
The accompanying notes are an integral part of the financial statements.

800.292.7435 45

Statements of assets & liabilities

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,142,514,191, $1,130,318,633, $52,959,315 and $48,630,921, respectively)	$1,975,002,465	$1,842,488,026	$65,764,529	$45,592,011
Investments in affiliated issuers, at value (cost $84,800,385)	60,949,429	—	—	—
Repurchase agreements, at value (cost $106,204,732, $96,157,897, $215,995 and $0, respectively)	106,204,732	96,157,897	215,995	—
Cash	19,278,683	1,365,816	—	45,627
Receivable for fund shares sold	1,836,686	790,752	130,210	21,094
Receivable for securities sold	15,997,412	13,899,314	167,912	640,398
Dividends and interest receivable	1,076,646	2,185,208	24,579	3,034
Prepaid and other assets	12,375	11,750	2,374	4,386
Total assets	2,180,358,428	1,956,898,763	66,305,599	46,306,550

Liabilities:
Payable for securities purchased	28,382,573	7,342,868	200,230	15,634
Payable for fund shares redeemed	1,031,525	1,670,548	50,945	10,463
Other liabilities	708,961	658,936	46,828	39,371
Total liabilities	30,123,059	9,672,352	298,003	65,468
Net assets	$2,150,235,369	$1,947,226,411	$66,007,596	$46,241,082

Net assets consist of:
Paid-in capital	$1,111,717,729	$1,043,017,102	$46,985,794	$48,000,209
Undistributed net investment income	14,882,623	14,328,158	389,255	—
Accumulated net realized gain on investments	214,997,699	177,711,758	5,827,333	1,279,783
Net unrealized appreciation (depreciation) on investments	808,637,318	712,169,393	12,805,214	(3,038,910)
Total net assets	$2,150,235,369	$1,947,226,411	$66,007,596	$46,241,082

Investor class shares:
Net assets	$1,759,016,347	$1,777,387,640	$53,500,171	$10,271,530
Shares outstanding (no par value, unlimited authorized)	23,351,858	31,672,182	3,537,966	885,987
Net asset value, offering and redemption price per share	$75.33	$56.12	$15.12	$11.59

Institutional class shares:
Net assets	$391,219,022	$169,838,771	$12,507,425	$35,969,552
Shares outstanding (no par value, unlimited authorized)	5,182,731	3,017,612	826,326	3,077,167
Net asset value, offering and redemption price per share	$75.49	$56.28	$15.14	$11.69

The accompanying notes are an integral part of the financial statements.

46 ARIELINVESTMENTS.COM

09/30/14

	Ariel International Fund	Ariel Global Fund
Assets:
Investments in unaffiliated issuers, at value (cost $12,205,078 and $49,010,948, respectively)	$12,851,944	$53,994,166
Repurchase agreements, at value (cost $0 and $1,546,235, respectively)	—	1,546,235
Foreign currencies (cost $283,358 and $246,481, respectively)	277,060	242,092
Cash	30,183	—
Dividends and interest receivable	37,341	101,711
Receivable for dividend reclaims	16,094	38,449
Receivable for fund shares sold	225	200
Receivable for securities and foreign currencies sold	162,762	939,860
Appreciation of forward currency contracts	11,682	62,827
Prepaid and other assets	4,295	4,777
Total assets	13,391,586	56,930,317

Liabilities:
Payable for securities and foreign currencies purchased	—	107,522
Depreciation of forward currency contracts	37,713	20,376
Payable for fund shares redeemed	10,365	2,471
Other liabilities	46,296	47,319
Total liabilities	94,374	177,688
Net assets	$13,297,212	$56,752,629

Net assets consist of:
Paid-in capital	$12,107,525	$50,506,424
Undistributed net investment income	231,462	682,814
Accumulated net realized gain on investments, foreign currencies and forward currency contracts	345,073	545,246
Net unrealized appreciation (depreciation) on:
Investments	646,866	4,983,218
Translation of assets and liabilities in foreign currencies	(7,683)	(7,524)
Forward currency contracts	(26,031)	42,451
Total net assets	$13,297,212	$56,752,629

Investor class shares:
Net assets	$4,842,243	$2,816,089
Shares outstanding (no par value, unlimited authorized)	376,682	201,690
Net asset value, offering and redemption price per share	$12.85	$13.96

Institutional class shares:
Net assets	$8,454,969	$53,936,540
Shares outstanding (no par value, unlimited authorized)	665,162	3,910,541
Net asset value, offering and redemption price per share	$12.71	$13.79

The accompanying notes are an integral part of the financial statements.

800.292.7435 47

Statements of operations

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund		Ariel Discovery Fund
Investment income:
Dividends
Unaffiliated issuers	$42,977,383		$38,501,944	$1,150,192	(b)	$287,036
Affiliated issuers	—	(a)	—	—		—
Total investment income	42,977,383		38,501,944	1,150,192		287,036

Expenses:
Management fees	13,139,261		13,816,585	420,407		452,994
Distribution fees (Investor Class)	4,497,680		4,637,630	122,621		29,584
Shareholder service fees
Investor Class	1,842,458		1,970,450	41,890		28,087
Institutional Class	399,074		78,268	3,709		32,912
Transfer agent fees and expenses
Investor Class	592,810		510,747	61,190		27,867
Institutional Class	19,248		19,213	16,260		17,359
Printing and postage expenses
Investor Class	474,367		451,746	17,890		9,322
Institutional Class	47,499		10,349	368		2,058
Trustees’ fees and expenses	270,894		241,932	44,357		43,003
Professional fees	107,515		99,214	37,858		39,621
Custody fees and expenses	49,165		41,159	6,613		10,276
Federal and state registration fees	95,088		79,674	36,686		37,466
Interest expense	35,786		1,346	110		619
Miscellaneous expenses	149,551		129,157	12,256		9,790
Total expenses before reimbursements	21,720,396		22,087,470	822,215		740,958
Expense reimbursements	—		—	(188,843)		(144,513)
Net expenses	21,720,396		22,087,470	633,372		596,445
Net investment income (loss)	21,256,987		16,414,474	516,820		(309,409)

Realized and unrealized gain:
Net realized gain (loss) on investments
Unaffiliated issuers	348,025,841		210,407,806	6,657,134		1,840,036
Affiliated issuers	(2,266,512	)(a)	—	—		—
Change in net unrealized appreciation (depreciation) on investments
Unaffiliated issuers	(47,816,339)		22,139	1,642,553		(5,638,975)
Affiliated issuers	(3,368,499)		—	—		—
Net gain (loss) on investments	294,574,491		210,429,945	8,299,687		(3,798,939)
Net increase (decrease) in net assets resulting from operations	$315,831,478		$226,844,419	$8,816,507		$(4,108,348)

(a)See Note Six for information on affiliated issuers.
(b)Net of $1,680 in foreign taxes withheld.
The accompanying notes are an integral part of the financial statements.

48 ARIELINVESTMENTS.COM

YEAR ENDED 09/30/14

	Ariel International Fund	Ariel Global Fund
Investment income:
Dividends
Unaffiliated issuers	$383,518 (a)	$1,142,660 (a)
Interest	76	—
Total investment income	383,594	1,142,660

Expenses:
Management fees	93,835	354,019
Distribution fees (Investor Class)	11,479	5,979
Shareholder service fees
Investor Class	20,759	19,491
Institutional Class	1,460	18,442
Transfer agent fees and expenses
Investor Class	21,730	21,818
Institutional Class	15,774	15,286
Printing and postage expenses
Investor Class	6,485	6,936
Institutional Class	2,429	460
Trustees’ fees and expenses	38,972	40,828
Professional fees	34,937	36,152
Custody fees and expenses	16,133	17,796
Administration fees	49,975	54,193
Fund accounting fees	40,845	40,573
Federal and state registration fees	35,005	34,732
Miscellaneous expenses	9,081	10,917
Total expenses before reimbursements	398,899	677,622
Expense reimbursements	(272,905)	(240,265)
Net expenses	125,994	437,357
Net investment income	257,600	705,303

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	376,856	825,851
Foreign currency translations	(16,795)	(33,417)
Forward currency contracts	8,848	6,706
Total	368,909	799,140
Change in net unrealized appreciation (depreciation) on:
Investments	(342,148)	1,876,213
Foreign currency translations	(14,093)	(9,181)
Forward currency contracts	(30,239)	87,872
Total	(386,480)	1,954,904
Net gain (loss) on investments	(17,571)	2,754,044
Net increase in net assets resulting from operations	$240,029	$3,459,347

(a)Net of $35,704 and $74,107 in foreign taxes withheld, respectively.
The accompanying notes are an integral part of the financial statements.

800.292.7435 49

Statements of changes in net assets

	Ariel Fund		Ariel Appreciation Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Operations:
Net investment income	$21,256,987	$15,940,044	$16,414,474	$15,638,492
Net realized gain on investments and foreign currency transactions	345,759,329	122,385,862	210,407,806	130,435,078
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(51,184,838)	385,860,689	22,139	303,858,363
Net increase in net assets from operations	315,831,478	524,186,595	226,844,419	449,931,933

Distributions to shareholders:
Net investment income
Investor Class	(10,851,589)	(13,897,254)	(14,751,167)	(9,935,949)
Institutional Class	(4,607,417)	(1,919,506)	(1,572,228)	(466,245)
Capital gains
Investor Class	—	—	(118,921,348)	(124,307,350)
Institutional Class	—	—	(8,666,891)	(4,377,634)
Total distributions	(15,459,006)	(15,816,760)	(143,911,634)	(139,087,178)

Share transactions:
Shares issued
Investor Class	318,436,106	359,508,970	276,063,353	343,272,599
Institutional Class	229,450,739	255,741,230	66,585,579	100,002,805
Shares issued in reinvestment of dividends and distributions
Investor Class	10,618,853	13,561,824	130,740,322	128,962,269
Institutional Class	4,604,671	1,916,647	10,235,442	4,841,384
Shares redeemed
Investor Class	(603,276,772)	(447,133,981)	(464,353,100)	(301,678,641)
Institutional Class	(263,154,871)	(64,287,054)	(31,986,635)	(14,640,606)
Net increase (decrease) from share transactions	(303,321,274)	119,307,636	(12,715,039)	260,759,810
Total increase (decrease) in net assets	(2,948,802)	627,677,471	70,217,746	571,604,565

Net assets:
Beginning of year	2,153,184,171	1,525,506,700	1,877,008,665	1,305,404,100
End of period	$2,150,235,369	$2,153,184,171	$1,947,226,411	$1,877,008,665
Undistributed net investment income included in net assets at end of period	$14,882,623	$9,084,642	$14,328,158	$14,237,079

Capital share transactions:
Investor shares
Shares sold	4,271,626	6,354,966	4,988,648	7,195,510
Shares issued to holders in reinvestment of dividends	144,415	268,073	2,441,961	3,344,332
Shares redeemed	(8,325,017)	(7,998,994)	(8,424,192)	(6,469,646)
Net increase (decrease)	(3,908,976)	(1,375,955)	(993,583)	4,070,196
Institutional shares
Shares sold	3,194,012	4,511,389	1,201,260	2,051,810
Shares issued to holders in reinvestment of dividends	62,631	37,901	190,346	125,177
Shares redeemed	(3,640,163)	(1,053,361)	(574,780)	(306,674)
Net increase (decrease)	(383,520)	3,495,929	816,826	1,870,313

The accompanying notes are an integral part of the financial statements.

50 ARIELINVESTMENTS.COM

	Ariel Focus Fund		Ariel Discovery Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Operations:
Net investment income (loss)	$516,820	$595,389	$(309,409)	$(109,050)
Net realized gain on investments and foreign currency translations	6,657,134	4,539,556	1,840,036	523,977
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	1,642,553	6,608,928	(5,638,975)	2,032,787
Net increase (decrease) in net assets from operations	8,816,507	11,743,873	(4,108,348)	2,447,714

Distributions to shareholders:
Net investment income
Investor Class	(294,442)	(388,497)	—	—
Institutional Class	(120,809)	(144,372)	—	—
Capital gains
Investor Class	(2,162,389)	—	(147,218)	—
Institutional Class	(589,253)	—	(446,951)	—
Total distributions	(3,166,893)	(532,869)	(594,169)	—

Share transactions:
Shares issued
Investor Class	16,051,424	7,822,581	4,006,796	7,482,223
Institutional Class	815,186	274,193	20,339,273	23,609,880
Shares issued in reinvestment of dividends and distributions
Investor Class	2,139,910	329,876	145,169	—
Institutional Class	707,489	141,445	446,951	—
Shares redeemed
Investor Class	(13,132,875)	(6,175,087)	(3,253,455)	(2,601,356)
Institutional Class	(1,519,712)	(2,051,820)	(8,076,188)	(87,335)
Net increase from share transactions	5,061,422	341,188	13,608,546	28,403,412
Total increase in net assets	10,711,036	11,552,192	8,906,029	30,851,126

Net assets:
Beginning of year	55,296,560	43,744,368	37,335,053	6,483,927
End of period	$66,007,596	$55,296,560	$46,241,082	$37,335,053
Undistributed net investment income (loss) included in net assets at end of period	$389,255	$368,560	—	$(117,111)

Capital share transactions:
Investor shares
Shares sold	1,120,567	613,808	306,814	647,875
Shares issued to holders in reinvestment of dividends	153,101	30,686	11,193	—
Shares redeemed	(906,178)	(512,745)	(253,072)	(225,687)
Net increase	367,490	131,749	64,935	422,188
Institutional shares
Shares sold	56,737	22,528	1,527,516	1,958,061
Shares issued to holders in reinvestment of dividends	50,500	13,157	34,275	—
Shares redeemed	(100,680)	(170,276)	(645,932)	(7,337)
Net increase (decrease)	6,557	(134,591)	915,859	1,950,724

The accompanying notes are an integral part of the financial statements.

800.292.7435 51

Statements of changes in net assets (continued)

	Ariel International Fund		Ariel Global Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Operations:
Net investment income	$257,600	$44,689	$705,303	$140,993
Net realized gain on investments and foreign currency translations	368,909	76,030	799,140	510,083
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(386,480)	982,220	1,954,904	3,145,583
Net increase in net assets from operations	240,029	1,102,939	3,459,347	3,796,659

Distributions to shareholders:
Net investment income
Investor Class	—	(15,673)	—	—
Institutional Class	(19,643)	(49,135)	(111,707)	(178,895)
Capital gains
Investor Class	(54,466)	—	(44,335)	—
Institutional Class	(56,777)	—	(664,135)	—
Total distributions	(130,886)	(64,808)	(820,177)	(178,895)

Share transactions:
Shares issued
Investor Class	3,823,489	584,748	1,214,914	4,331,957
Institutional Class	4,391,458	1,684,025	24,769,222	11,936,499
Shares issued in reinvestment of dividends and distributions
Investor Class	42,272	7,164	22,614	—
Institutional Class	70,701	42,602	767,187	174,482
Shares redeemed
Investor Class	(1,356,437)	(45,795)	(553,655)	(3,700,060)
Institutional Class	(172,493)	(161,249)	(36,148)	(100,495)
Net increase from share transactions	6,798,990	2,111,495	26,184,134	12,642,383
Total increase in net assets	6,908,133	3,149,626	28,823,304	16,260,147

Net assets:
Beginning of year	6,389,079	3,239,453	27,929,325	11,669,178
End of period	$13,297,212	$6,389,079	$56,752,629	$27,929,325
Undistributed net investment income included in net assets at end of period	$231,462	$1,452	$682,814	$115,929

Capital share transactions:
Investor shares
Shares sold	293,416	51,714	89,286	349,980
Shares issued to holders in reinvestment of dividends	3,368	696	1,734	—
Shares redeemed	(102,673)	(4,245)	(40,732)	(297,535)
Net increase	194,111	48,165	50,288	52,445
Institutional shares
Shares sold	336,142	151,490	1,818,325	965,584
Shares issued to holders in reinvestment of dividends	5,661	4,189	59,445	16,842
Shares redeemed	(13,329)	(15,944)	(2,776)	(10,062)
Net increase	328,474	139,735	1,874,994	972,364

The accompanying notes are an integral part of the financial statements.

52 ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

	Year ended September 30

Ariel Fund
(Investor Class)	2014	2013	2012		2011		2010
Net asset value, beginning of year	$65.57	$49.67	$36.74		$42.78		$35.78
Income from investment operations:
Net investment income (loss)	0.67	0.48	0.29		0.09		(0.07)
Net realized and unrealized gains (losses) on investments	9.50	15.91	12.73		(6.13)		7.08
Total from investment operations	10.17	16.39	13.02		(6.04)		7.01

Distributions to shareholders:
Dividends from net investment income	(0.41)	(0.49)	(0.09)		(0.00	)(a)	(0.01)
Total distributions	(0.41)	(0.49)	(0.09)		(0.00)		(0.01)
Net asset value, end of period	$75.33	$65.57	$49.67		$36.74		$42.78
Total return	15.52%	33.28%	35.48%		(14.11)%		19.58%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,759,016	$1,787,490	$1,422,415		$1,350,852		$1,953,134
Ratio of expenses to average net assets	1.03%	1.03%	1.06%		1.04%		1.06%
Ratio of net investment income (loss) to average net assets	0.88%	0.83%	0.56%		0.16%		(0.16)%
Portfolio turnover rate	29%	30%	27%		29%		40%

	Year ended September 30
			December 30,
			2011(d) to
Ariel Fund			September 30,
(Institutional Class)	2014	2013	2012
Net asset value, beginning of year	$65.70	$49.79	$42.97
Income from investment operations:
Net investment income	0.81	0.59	0.36
Net realized and unrealized gains on investments	9.60	16.00	6.46
Total from investment operations	10.41	16.59	6.82

Distributions to shareholders:
Dividends from net investment income	(0.62)	(0.68)	—
Total distributions	(0.62)	(0.68)	—
Net asset value, end of period	$75.49	$65.70	$49.79
Total return	15.88%	33.72%	15.87	%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$391,219	$365,694	$103,092
Ratio of expenses to average net assets	0.72%	0.72%	0.68	%(c)
Ratio of net investment income to average net assets	1.21%	1.04%	1.06	%(c)
Portfolio turnover rate	29%	30%	27	%(b)

(a)Amount is less than $(0.005).
(b)Not annualized.
(c)Annualized.
(d)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

800.292.7435 53

Financial highlights For a share outstanding throughout each period (continued)

	Year ended September 30

Ariel Appreciation Fund
(Investor Class)	2014	2013	2012		2011	2010
Net asset value, beginning of year	$53.83	$45.13	$34.81		$37.79	$32.16
Income from investment operations:
Net investment income (loss)	0.43	0.44	0.35		0.13	(0.03)
Net realized and unrealized gains (losses) on investments	5.92	13.08	10.52		(3.10)	5.70
Total from investment operations	6.35	13.52	10.87		(2.97)	5.67

Distributions to shareholders:
Dividends from net investment income	(0.42)	(0.33)	(0.16)		(0.01)	(0.04)
Distributions from capital gains	(3.64)	(4.49)	(0.39)		—	—
Total distributions	(4.06)	(4.82)	(0.55)		(0.01)	(0.04)
Net asset value, end of period	$56.12	$53.83	$45.13		$34.81	$37.79
Total return	12.22%	34.31%	31.57%		(7.86)%	17.64%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,777,388	$1,758,277	$1,290,470		$1,143,406	$1,330,400
Ratio of expenses to average net assets	1.12%	1.13%	1.17%		1.15%	1.18%
Ratio of net investment income (loss) to average net assets	0.79%	1.00%	0.79%		0.30%	(0.06)%
Portfolio turnover rate	24%	28%	28%		26%	41%

	Year ended September 30
			December 30,
			2011(c) to
Ariel Appreciation Fund			September 30,
(Institutional Class)	2014	2013	2012
Net asset value, beginning of year	$53.95	$45.19	$38.70
Income from investment operations:
Net investment income	0.60	0.35	0.32
Net realized and unrealized gains on investments	5.96	13.34	6.17
Total from investment operations	6.56	13.69	6.49

Distributions to shareholders:
Dividends from net investment income	(0.59)	(0.44)	—
Distributions from capital gains	(3.64)	(4.49)	—
Total distributions	(4.23)	(4.93)	—
Net asset value, end of period	$56.28	$53.95	$45.19
Total return	12.59%	34.76%	16.77	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$169,839	$118,732	$14,934
Ratio of expenses to average net assets	0.79%	0.80%	0.99	%(b)
Ratio of net investment income to average net assets	1.16%	1.35%	1.08	%(b)
Portfolio turnover rate	24%	28%	28	%(a)

(a)Not annualized.
(b)Annualized.
(c)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

54 ARIELINVESTMENTS.COM

	Year ended September 30

Ariel Focus Fund
(Investor Class)	2014	2013	2012		2011	2010
Net asset value, beginning of year	$13.85	$10.95	$9.27		$9.49	$8.79
Income from investment operations:
Net investment income	0.11	0.14	0.10		0.04	0.04
Net realized and unrealized gains (losses) on investments	1.95	2.89	1.64		(0.23)	0.70
Total from investment operations	2.06	3.03	1.74		(0.19)	0.74

Distributions to shareholders:
Dividends from net investment income	(0.09)	(0.13)	(0.06)		(0.03)	(0.04)
Distributions from capital gains	(0.70)	—	—		—	—
Total distributions	(0.79)	(0.13)	(0.06)		(0.03)	(0.04)
Net asset value, end of period	$15.12	$13.85	$10.95		$9.27	$9.49
Total return	15.42%	28.02%	18.81%		(2.07)%	8.37%

Supplemental data and ratios:
Net assets, end of period, in thousands	$53,500	$43,925	$33,274		$42,547	$54,609
Ratio of expenses to average net assets, including waivers	1.08%	1.25%	1.25%		1.25%	1.25%
Ratio of expenses to average net assets, excluding waivers	1.40%	1.54%	1.58%		1.51%	1.58%
Ratio of net investment income to average net assets, including waivers	0.78%	1.19%	0.88%		0.37%	0.36%
Ratio of net investment income to average net assets, excluding waivers	0.46%	0.90%	0.55%		0.11%	0.03%
Portfolio turnover rate	40%	41%	32%		40%	52%

	Year ended September 30
			December 30,
			2011(c) to
Ariel Focus Fund			September 30,
(Institutional Class)	2014	2013	2012
Net asset value, beginning of year	$13.87	$10.97	$9.82
Income from investment operations:
Net investment income	0.15	0.19	0.10
Net realized and unrealized gains on investments	1.96	2.87	1.05
Total from investment operations	2.11	3.06	1.15

Distributions to shareholders:
Dividends from net investment income	(0.14)	(0.16)	—
Distributions from capital gains	(0.70)	—	—
Total distributions	(0.84)	(0.16)	—
Net asset value, end of period	$15.14	$13.87	$10.97
Total return	15.74%	28.36%	11.71	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$12,507	$11,372	$10,470
Ratio of expenses to average net assets, including waivers	0.83%	1.00%	1.00	%(b)
Ratio of expenses to average net assets, excluding waivers	1.06%	1.19%	1.29	%(b)
Ratio of net investment income to average net assets, including waivers	1.02%	1.46%	1.15	%(b)
Ratio of net investment income to average net assets, excluding waivers	0.79%	1.27%	0.86	%(b)
Portfolio turnover rate	40%	41%	32	%(a)

(a)Not annualized.
(b)Annualized.
(c)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

800.292.7435 55

Financial highlights For a share outstanding throughout each period (continued)

	Year ended September 30

					January 31,
					2011(c) to
Ariel Discovery Fund					September 30,
(Investor Class)	2014	2013	2012		2011
Net asset value, beginning of year	$12.47	$10.63	$7.71		$10.00
Income from investment operations:
Net investment loss	(0.10)	(0.06)	(0.08)		(0.06)
Net realized and unrealized gains (losses) on investments	(0.60)	1.90	3.00		(2.23)
Total from investment operations	(0.70)	1.84	2.92		(2.29)

Distributions to shareholders:
Distributions from capital gains	(0.18)	—	—		—
Total distributions	(0.18)	—	—		—
Net asset value, end of period	$11.59	$12.47	$10.63		$7.71
Total return	(5.80)%	17.31%	37.87%		(22.90	)%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$10,272	$10,239	$4,240		$3,177
Ratio of expenses to average net assets, including waivers	1.33%	1.50%	1.50%		1.50	%(b)
Ratio of expenses to average net assets, excluding waivers	1.93%	2.90%	5.18%		6.75	%(b)
Ratio of net investment loss to average net assets, including waivers	(0.79)%	(0.79)%	(0.92)%		(1.17	)%(b)
Ratio of net investment loss to average net assets, excluding waivers	(1.39)%	(2.19)%	(4.60)%		(6.42	)%(b)
Portfolio turnover rate	36%	31%	33%		18	%(a)

	Year ended September 30
			December 30,
			2011(c) to
Ariel Discovery Fund			September 30,
(Institutional Class)	2014	2013	2012
Net asset value, beginning of year	$12.54	$10.66	$9.01
Income from investment operations:
Net investment loss	(0.06)	(0.03)	(0.05)
Net realized and unrealized gains (losses) on investments	(0.61)	1.91	1.70
Total from investment operations	(0.67)	1.88	1.65

Distributions to shareholders:
Distributions from capital gains	(0.18)	—	—
Total distributions	(0.18)	—	—
Net asset value, end of period	$11.69	$12.54	$10.66
Total return	(5.52)%	17.64%	18.31	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$35,970	$27,096	$2,244
Ratio of expenses to average net assets, including waivers	1.07%	1.25%	1.25	%(b)
Ratio of expenses to average net assets, excluding waivers	1.25%	1.93%	4.78	%(b)
Ratio of net investment loss to average net assets, including waivers	(0.53)%	(0.61)%	(0.75	)%(b)
Ratio of net investment loss to average net assets, excluding waivers	(0.71)%	(1.29)%	(4.28	)%(b)
Portfolio turnover rate	36%	31%	33	%(a)

(a)Not annualized.
(b)Annualized.
(c)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

56 ARIELINVESTMENTS.COM

	Year ended September 30

			December 30,
			2011(c) to
Ariel International Fund			September 30,
(Investor Class)	2014	2013	2012
Net asset value, beginning of year	$12.38	$9.77	$10.00
Income from investment operations:
Net investment income	0.22	0.07	0.16
Net realized and unrealized gains (losses) on investments	0.41	2.65	(0.39)
Total from investment operations	0.63	2.72	(0.23)

Distributions to shareholders:
Dividends from net investment income	—	(0.11)	—
Distributions from capital gains	(0.16)	—	—
Total distributions	(0.16)	(0.11)	—
Net asset value, end of period	$12.85	$12.38	$9.77
Total return	5.22%	28.11%	(2.30	)%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$4,842	$2,260	$1,313
Ratio of expenses to average net assets, including waivers	1.29%	1.40%	1.40	%(b)
Ratio of expenses to average net assets, excluding waivers	4.24%	9.36%	17.00	%(b)
Ratio of net investment income to average net assets, including waivers	2.13%	0.98%	2.93	%(b)
Ratio of net investment loss to average net assets, excluding waivers	(0.82)%	(6.98)%	(12.67	)%(b)
Portfolio turnover rate	19%	29%	21	%(a)

	Year ended September 30
			December 30,
			2011(c) to
Ariel International Fund			September 30,
(Institutional Class)	2014	2013	2012
Net asset value, beginning of year	$12.26	$9.78	$10.00
Income from investment operations:
Net investment income	0.29	0.14	0.11
Net realized and unrealized gains (losses) on investments	0.38	2.59	(0.33)
Total from investment operations	0.67	2.73	(0.22)

Distributions to shareholders:
Dividends from net investment income	(0.06)	(0.25)	—
Distributions from capital gains	(0.16)	—	—
Total distributions	(0.22)	(0.25)	—
Net asset value, end of period	$12.71	$12.26	$9.78
Total return	5.48%	28.42%	(2.20	)%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$8,455	$4,129	$1,926
Ratio of expenses to average net assets, including waivers	1.03%	1.15%	1.15	%(b)
Ratio of expenses to average net assets, excluding waivers	3.17%	6.53%	15.70	%(b)
Ratio of net investment income to average net assets, including waivers	2.49%	1.09%	3.41	%(b)
Ratio of net investment income (loss) to average net assets, excluding waivers	0.35%	(4.29)%	(11.14	)%(b)
Portfolio turnover rate	19%	29%	21	%(a)

(a)Not annualized.
(b)Annualized.
(c)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

800.292.7435 57

Financial highlights For a share outstanding throughout each period (continued)

	Year ended September 30

			December 30,
			2011(c) to
Ariel Global Fund			September 30,
(Investor Class)	2014	2013	2012
Net asset value, beginning of year	$12.91	$10.02	$10.00
Income from investment operations:
Net investment income	0.14	0.02	0.18
Net realized and unrealized gains (losses) on investments	1.20	2.87	(0.16)
Total from investment operations	1.34	2.89	0.02

Distributions to shareholders:
Distributions from capital gains	(0.29)	—	—
Total distributions	(0.29)	—	—
Net asset value, end of period	$13.96	$12.91	$10.02
Total return	10.52%	28.84%	0.20	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$2,816	$1,954	$992
Ratio of expenses to average net assets, including waivers	1.29%	1.40%	1.40	%(b)
Ratio of expenses to average net assets, excluding waivers	3.70%	5.37%	12.33	%(b)
Ratio of net investment income to average net assets, including waivers	1.56%	0.81%	2.67	%(b)
Ratio of net investment loss to average net assets, excluding waivers	(0.85)%	(3.16)%	(8.26	)%(b)
Portfolio turnover rate	20%	39%	26	%(a)

	Year ended September 30
			December 30,
			2011(c) to
Ariel Global Fund			September 30,
(Institutional Class)	2014	2013	2012
Net asset value, beginning of year	$12.76	$10.04	$10.00
Income from investment operations:
Net investment income	0.16	0.08	0.14
Net realized and unrealized gains (losses) on investments	1.20	2.81	(0.10)
Total from investment operations	1.36	2.89	0.04

Distributions to shareholders:
Dividends from net investment income	(0.04)	(0.17)	—
Distributions from capital gains	(0.29)	—	—
Total distributions	(0.33)	(0.17)	—
Net asset value, end of period	$13.79	$12.76	$10.04
Total return	10.84%	29.15%	0.40	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$53,937	$25,975	$10,677
Ratio of expenses to average net assets, including waivers	1.04%	1.15%	1.15	%(b)
Ratio of expenses to average net assets, excluding waivers	1.51%	2.51%	4.07	%(b)
Ratio of net investment income to average net assets, including waivers	1.71%	0.97%	3.26	%(b)
Ratio of net investment income (loss) to average net assets, excluding waivers	1.24%	(0.39)%	0.34	%(b)
Portfolio turnover rate	20%	39%	26	%(a)

(a)Not annualized.
(b)Annualized.
(c)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

58 ARIELINVESTMENTS.COM

Notes to schedules of investments	09/30/14

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund; all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued by pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events after September 30, 2014 and there were no such events that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements—Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

800.292.7435 59

Notes to schedules of investments (continued)

The following is a summary of the inputs used as of September 30, 2014 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Level 1	$2,035,951,894	$1,842,488,026	$65,764,529	$45,592,011	$12,851,944	$53,994,166

Level 2
Repurchase agreements	106,204,732	96,157,897	215,995	—	—	1,546,235
Forward foreign currency contracts	—	—	—	—	(26,031)	42,451

Level 3	—	—	—	—	—	—
Fair value at 09/30/14	$2,142,156,626	$1,938,645,923	$65,980,524	$45,592,011	$12,825,913	$55,582,852

There were no transfers between levels for the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund. Transfers between levels are recognized at the end of the reporting period.

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from active markets such as exchange rates. As such, forward currency contracts were categorized as Level 2. The forward currency contracts are reflected at the unrealized appreciation (depreciation) on the contract. See Note Five, Forward Currency Contracts.

Offsetting Assets and Liabilities—In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-1”), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years.

The Funds are subject to a master netting arrangement (“Master Netting Arrangement”), which govern the terms of certain transactions with select counterparties. Master Netting Arrangements seek to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that seeks to improve legal certainty. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements may also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral may be transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement  with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. As of September 30, 2014, there is no collateral associated with forward currency contracts outstanding. The chart on  page 61 is a summary of offsetting transactions as of September 30, 2014.

60 ARIELINVESTMENTS.COM

09/30/14

				Gross amounts not offset in the Statement of Assets & Liabilities
	Gross amounts of recognized assets	Gross amounts offset in the Statement of Assets & Liabilities	Net amounts presented in the Statement of Assets & Liabilities	Financial instruments	Collateral pledged (received)	Net amount
Description repurchase agreements
Ariel Fund	$106,204,732	—	$106,204,732	$106,204,732	$(106,204,732)	—
Ariel Appreciation Fund	96,157,897	—	96,157,897	96,157,897	(96,157,897)	—
Ariel Focus Fund	215,995	—	215,995	215,995	(215,995)	—
Ariel Discovery Fund	—	—	—	—	—	—
Ariel International Fund	—	—	—	—	—	—
Ariel Global Fund	1,546,235	—	1,546,235	1,546,235	(1,546,235)	—

Forward currency contracts
Ariel International Fund	11,682	—	11,682	(37,713)	—	$(26,031)
Ariel Global Fund	62,827	—	62,827	(20,376)	—	42,451

Recent Accounting Pronouncement—In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

Foreign Currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party. Realized gains (losses) and unrealized appreciation (depreciation) on securities include the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Forward Currency Contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are subject to the translations of foreign exchange rate fluctuations. Contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as unrealized appreciation (depreciation) on foreign currency translations. The Funds record realized gains (losses) at the time the forward currency contract is settled or closed on the Statement of Operations as realized gain (loss) on foreign currency contracts.

Repurchase agreements—The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Federal taxes—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2011 – 2014), and has concluded that no provision for federal income tax is required in the financial statements.

Class and expense allocations—Each class of shares has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution, shareholder servicing and shareholder reporting. Income, other non-class-specific expense, and gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

800.292.7435 61

Notes to schedules of investments (continued)

Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. The Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually and recorded on ex-dividend date.

Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from net investment income and realized capital gains for financial reporting purposes. Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to partnership sales adjustments, net operating loss and foreign currency. Reclassifications recorded at September 30, 2014 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Paid-in-capital	—	—	—	—	—	—
Undistributed net investment income (loss)	—	—	(80,874)	426,520	(7,947)	(26,711)
Accumulated net realized gain (loss)	—	—	80,874	(426,520)	7,947	26,711

NOTE THREE | INVESTMENT TRANSACTIONS, DISTRIBUTIONS AND FEDERAL INCOME TAX MATTERS
Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 2014 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Purchases	$646,949,816	$455,442,624	$29,992,699	$36,894,211	$9,315,691	$36,727,100
Sales	1,038,126,508	606,737,257	23,972,733	17,817,319	2,049,860	7,704,416

The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at September 30, 2014 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Cost	$1,377,164,662	$1,247,289,615	$53,385,379	$48,848,451	$12,212,411	$50,595,418
Unrealized appreciation	857,434,693	748,755,286	14,409,233	3,387,494	1,448,070	7,506,148
Unrealized depreciation	(92,442,729)	(57,398,978)	(1,814,088)	(6,643,934)	(808,537)	(2,561,165)
Net unrealized appreciation (depreciation)	$764,991,964	$691,356,308	$12,595,145	$(3,256,440)	$639,533	$4,944,983

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses on wash sales and partnership adjustments.

62 ARIELINVESTMENTS.COM

09/30/14

The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund

	2014	2013	2014	2013	2014	2013
Distributions from
Ordinary income	$15,459,006	$15,816,760	$55,982,799	$10,939,554	$415,251	$532,869
Long-term capital gains	—	—	87,928,835	128,147,624	2,751,642	—
Total distributions	$15,459,006	$15,816,760	$143,911,634	$139,087,178	$3,166,893	$532,869

	Ariel Discovery Fund		Ariel International Fund		Ariel Global Fund

	2014	2013	2014	2013	2014	2013
Distributions from
Ordinary income	$118,382	$—	$98,327	$64,808	$340,986	$ 178,895
Long-term capital gains	475,787	—	32,559	—	479,191	—
Total distributions	$594,169	$—	$130,886	$64,808	$820,177	$178,895

The components of accumulated earnings at September 30, 2014 on a federal income tax basis were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Undistributed ordinary income	$31,708,870	$47,664,196	$1,757,063	$1,279,659	$365,222	$1,035,520

Undistributed long-term capital gains	241,816,808	165,188,802	4,669,594	217,654	192,615	273,226

Tax accumulated earnings	273,525,678	212,852,998	6,426,657	1,497,313	557,837	1,308,746

Accumulated capital and other losses	(2)	3	—	—	26,031	(42,451)

Unrealized appreciation (depreciation) on investments	764,991,964	691,356,308	12,595,145	(3,256,440)	605,819	4,979,910

Total accumulated earnings	$1,038,517,640	$904,209,309	$19,021,802	$(1,759,127)	$1,189,687	$6,246,205

At September 30, 2014, the Funds had no post-October capital loss deferrals and no post-December ordinary loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At September 30, 2014, the Funds had no pre- or post-enactment net capital losses for federal income tax purposes.

NOTE FOUR | INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund under an agreement (the “Management Agreement”). The Advisor provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”).

800.292.7435 63

Notes to the financial statements (continued)

Pursuant to the Agreements, the Adviser was paid a monthly fee, from October 1, 2013 to January 31, 2014, on average daily net assets at the annual rates shown below:

	Ariel	Ariel	Ariel	Ariel	Ariel	Ariel
Management fees	Fund	Appreciation Fund	Focus Fund	Discovery Fund	International Fund	Global Fund
Average daily net assets
First $500 million	0.65%	0.75%	0.75%	1.00%	1.00%	1.00%
Next $500 million	0.60%	0.70%	0.70%	0.95%	0.95%	0.95%
Over $1 billion	0.55%	0.65%	0.65%	0.90%	0.90%	0.90%

The Adviser contractually agreed to reduce the fees paid by Ariel Focus Fund and Ariel Discovery Fund for its investment advisory and administrative services, and by Ariel International Fund and Ariel Global Fund for its investment advisory services. On February 1, 2014, the Adviser started to receive a monthly fee on average daily net assets at the annual rates shown below:

	Ariel	Ariel	Ariel	Ariel	Ariel	Ariel
Management fees	Fund	Appreciation Fund	Focus Fund	Discovery Fund	International Fund	Global Fund
Average daily net assets
First $500 million	0.65%	0.75%	0.65%	0.80%	0.80%	0.80%
Next $500 million	0.60%	0.70%	0.60%	0.75%	0.80%	0.80%
Over $1 billion	0.55%	0.65%	0.55%	0.70%	0.75%	0.75%

The Adviser contractually agreed, from October 1, 2013 to January 31, 2014, to reimburse the Funds to the extent their respective total annual operating expenses exceed certain limits as shown below:

			Ariel Focus Fund		Ariel Discovery Fund
		Ariel
	Ariel Fund	Appreciation Fund
	Investor Class	Investor Class	Investor Class	Institutional Class	Investor Class	Institutional Class
First $30 million*	1.50%	1.50%	—	—	—	—
Over $30 million*	1.00%	1.00%	—	—	—	—
On average daily net assets**	—	—	1.25%	1.00%	1.50%	1.25%

	Ariel International Fund		Ariel Global Fund
	Investor Class	Institutional Class	Investor Class	Institutional Class
On average daily net assets**	1.40%	1.15%	1.40%	1.15%

* Exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items.
** For the current year through January 31, 2014.

On February 1, 2014, the Adviser contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses exceed certain limits as shown below:

	Ariel Focus Fund		Ariel Discovery Fund		Ariel International Fund		Ariel Global Fund
	Investor	Institutional	Investor	Institutional	Investor	Institutional	Investor	Institutional
	Class	Class	Class	Class	Class	Class	Class	Class
On average daily net assets	1.00%	0.75%	1.25%	1.00%	1.25%	1.00%	1.25%	1.00%
Waiver***	2016	2016	2016	2016	2016	2016	2016	2016

The Ariel Fund and Ariel Appreciation Fund did not change their respective total annual operating expense limits.
*** Through September 30 of the respective year. After these dates, there is no assurance that such expenses will be limited.
The Adviser has no right to recapture previously-waived fees.

64 ARIELINVESTMENTS.COM

09/30/14

Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Investor Class of the Funds. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services. For the year ended September 30, 2014 distribution fee expenses were as follows:

		Ariel	Ariel	Ariel	Ariel	Ariel
	Ariel Fund	Appreciation Fund	Focus Fund	Discovery Fund	International Fund	Global Fund
Paid to distributor	$4,497,680	$4,637,630	$122,621	$29,584	$11,479	$5,979
Paid to broker/dealers	3,560,401	3,781,420	74,920	20,490	5,825	1,421

The remaining amounts were retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

NOTE FIVE | FORWARD CURRENCY CONTRACTS

At September 30, 2014, the open forward currency contracts (State Street Bank and Trust as counterparty) are:

					Unrealized
	Currency to	Amount to	Currency to	Amount to	appreciation
Contract settlement date	be received	be received	be delivered	be delivered	(depreciation)
Ariel International Fund
11/17/2014	SGD	51,645	EUR	30,906	$1,435
11/17/2014	SEK	106,434	EUR	11,567	134
11/17/2014	AUD	194,225	CHF	162,803	(1,094)
11/17/2014	SEK	106,946	EUR	11,622	134
11/17/2014	SEK	367,117	EUR	39,896	461
11/17/2014	AUD	166,713	USD	154,088	(8,598)
11/17/2014	CAD	78,342	USD	71,560	(1,686)
11/17/2014	AUD	257,901	USD	238,370	(13,301)
11/17/2014	NOK	518,210	USD	83,876	(3,347)
12/17/2014	AUD	9,901	JPY	951,040	(55)
12/17/2014	SEK	376,565	EUR	40,848	552
12/17/2014	AUD	45,164	CAD	44,832	(628)
12/17/2014	AUD	37,491	CAD	37,215	(521)
12/17/2014	SGD	23,671	EUR	14,458	283
12/17/2014	AUD	83,050	CAD	82,439	(1,155)
12/17/2014	GBP	43,363	CHF	65,710	1,372
12/17/2014	GBP	8,967	CHF	13,588	284
12/17/2014	AUD	18,615	CHF	15,594	(135)
12/17/2014	AUD	118,655	CHF	99,398	(863)
12/17/2014	GBP	167,410	EUR	210,299	5,454
12/17/2014	SGD	51,690	EUR	31,544	654
12/17/2014	AUD	77,434	CAD	76,242	(522)
12/17/2014	SEK	582,079	EUR	63,089	919
12/17/2014	AUD	65,513	USD	58,751	(1,701)
12/17/2014	SEK	643,049	USD	90,314	(1,220)
12/17/2014	SGD	27,649	USD	21,866	(193)
12/17/2014	SGD	45,679	USD	36,125	(319)
12/17/2014	GBP	36,218	USD	58,751	(75)
12/17/2014	AUD	81,353	USD	72,957	(2,112)
12/17/2014	GBP	44,976	USD	72,957	(93)
12/17/2014	GBP	12,454	USD	20,202	(26)
12/17/2014	GBP	33,701	USD	54,667	(69)
					$(26,031)

800.292.7435 65

Notes to the financial statements (continued)

					Unrealized
	Currency to	Amount to	Currency to	Amount to	appreciation
Contract settlement date	be received	be received	be delivered	be delivered	(depreciation)
Ariel Global Fund
11/17/2014	NOK	701,847	GBP	68,113	$(1,312)
11/17/2014	SEK	809,994	EUR	88,025	1,017
11/17/2014	CAD	32,043	EUR	21,884	929
11/17/2014	CAD	258,679	EUR	176,673	7,501
11/17/2014	AUD	169,551	CHF	142,121	(955)
11/17/2014	AUD	176,960	EUR	122,280	(62)
11/17/2014	AUD	127,828	EUR	88,330	(45)
11/17/2014	CAD	484,881	USD	442,903	(10,435)
11/17/2014	USD	377,831	JPY	38,683,489	25,012
12/17/2014	MXN	2,091,853	EUR	121,282	1,682
12/17/2014	CAD	303,726	EUR	211,929	2,883
12/17/2014	SEK	529,278	CHF	69,440	543
12/17/2014	SEK	921,527	EUR	99,963	1,351
12/17/2014	AUD	126,787	EUR	87,819	(571)
12/17/2014	SGD	106,811	CHF	78,909	1,011
12/17/2014	AUD	61,554	EUR	42,635	(277)
12/17/2014	AUD	249,296	EUR	172,675	(1,123)
12/17/2014	SGD	111,898	CHF	82,667	1,059
12/17/2014	CAD	86,025	CHF	72,596	576
12/17/2014	AUD	154,901	CHF	129,761	(1,127)
12/17/2014	AUD	614,393	CHF	514,680	(4,469)
12/17/2014	CAD	397,157	CHF	335,157	2,661
12/17/2014	USD	319,735	EUR	246,950	7,655
12/17/2014	USD	120,433	GBP	74,244	153
12/17/2014	USD	281,504	GBP	173,540	357
12/17/2014	USD	119,955	CHF	112,056	2,496
12/17/2014	USD	109,530	CHF	102,317	2,279
12/17/2014	USD	176,018	CHF	164,427	3,662
					$42,451

As reflected in the Statements of Operations, realized net gain (loss) and the change in unrealized appreciation (depreciation) on forward currency contracts for the year ended September 30, 2014 were:

	Ariel International Fund	Ariel Global Fund
Realized net gain (loss) on forward currency contracts	$8,848	$6,706
Change in unrealized appreciation (depreciation) on forward currency contracts	(30,239)	87,872

For the year ended September 30, 2014, the volume of the forward currency contracts is measured by the number of trades during the period and the average notional amount. The funds had 256 and 270 forward currency trades during the year with an average notional value of $53,142 and $151,795 for the Ariel International Fund and Ariel Global Fund, respectively.

66 ARIELINVESTMENTS.COM

09/30/14

NOTE SIX | TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the year ended September 30, 2014, with affiliated companies:

	Share activity				Year ended September 30, 2014
	Balance			Balance		Dividends	Amount of gain
	September 30,			September 30,		credited to	(loss) realized on
Security name	2013	Purchases	Sales	2014	Value	income	sale of shares
Contango Oil & Gas Co.	1,235,343	745,074	146,800	1,833,617	$60,949,429	$—	$(2,266,512)

NOTE SEVEN | LINE OF CREDIT

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with State Street Bank and Trust Company. On April 8, 2014, the Line of Credit was extended for an additional 364 day period. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the federal funds rate in effect at the time of borrowing, plus a margin of 0.50%.

For the year ended September 30, 2014, the details of the borrowings were as follows:

Fund	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate
Ariel Fund	$31,009,601	31	1.34%
Ariel Appreciation Fund	3,287,205	11	1.34%
Ariel Focus Fund	588,372	5	1.34%
Ariel Discovery Fund	1,842,062	9	1.35%

800.292.7435 67

Report of independent registered public accounting firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ARIEL INVESTMENT TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ariel Investment Trust, comprising Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (collectively the “Funds”), as of September 30, 2014, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years then ended and for the year or periods ended September 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the periods ended on and prior to September 30, 2011 were audited by other auditors whose report, dated November 8, 2011, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for the two years then ended, and the financial highlights for the two years then ended and for the year or period ended September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois November 18, 2014

68 ARIELINVESTMENTS.COM

Important supplemental information	09/30/14 (UNAUDITED)

2014 TAX INFORMATION

The following information for the fiscal year ended September 30, 2014 for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund is provided pursuant to provisions of the Internal Revenue Code.

		Ariel	Ariel	Ariel	Ariel	Ariel
	Ariel Fund	Appreciation Fund	Focus Fund	Discovery Fund	International Fund	Global Fund
Long term capital gain distributions paid during the year *	—	$87,928,835	$2,751,642	$475,787	$32,559	$479,191

Dividends received deduction% for corporate shareholders	100%	57%	100%	21%	12%	39%
*Designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2015. The Funds intend to designate the maximum amount of qualified dividend income allowed.

FOREIGN TAX CREDIT PASS THROUGH

Pursuant to Section 853 of the Internal Revenue Code, the Ariel International Fund and Ariel Global Fund designate the following amounts as foreign taxes paid for the year ended September 30, 2014. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Ariel International Fund	Ariel Global Fund
Creditable foreign taxes paid	$35,685	$74,107
Per Share Amount	$0.0343	$0.0125
Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*	96.83%	67.16%
*None of the Funds listed above derived any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this repot due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes. Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

800.292.7435 69

Important supplemental information (continued)	09/30/14 (UNAUDITED)

SHAREHOLDER STATEMENTS AND REPORTS

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call 800-SEC-0330.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701

70 ARIELINVESTMENTS.COM

Fund expense example	09/30/14 (UNAUDITED)

EXAMPLE
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2014– September 30, 2014.

ACTUAL EXPENSES
The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual		Hypothetical (5% return before expenses)
Fund and return	Beginning account value 04/01/14	Ending account value 09/30/14	Expenses paid during period*	Ending account value 09/30/14	Expenses paid during period*	Annualized expense ratio*

Ariel Fund
Investor Class	$1,000.00	$1,032.60	$5.35	$1,019.80	$5.32	1.05%
Institutional Class	1,000.00	1,034.10	3.82	1,021.31	3.80	0.75%

Ariel Appreciation Fund
Investor Class	$1,000.00	$1,016.80	$5.76	$1,019.35	$5.77	1.14%
Institutional Class	1,000.00	1,018.50	4.05	1,021.06	4.05	0.80%

Ariel Focus Fund
Investor Class**	$1,000.00	$1,039.20	$5.11	$1,020.05	$5.06	1.00%
Institutional Class**	1,000.00	1,041.30	3.84	1,021.31	3.80	0.75%

Ariel Discovery Fund
Investor Class**	$1,000.00	$853.50	$5.81	$1,018.80	$6.33	1.25%
Institutional Class**	1,000.00	854.50	4.65	1,020.05	5.06	1.00%

Ariel International Fund
Investor Class**	$1,000.00	$979.40	$6.20	$1,018.80	$6.33	1.25%
Institutional Class**	1,000.00	980.00	4.96	1,020.05	5.06	1.00%

Ariel Global Fund
Investor Class**	$1,000.00	$1,032.50	$6.37	$1,018.80	$6.33	1.25%
Institutional Class**	1,000.00	1,033.70	5.10	1,020.05	5.06	1.00%

*Expenses are equal to each Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.
** Beginning February 1, 2014 the Adviser has contractually agreed to reimburse these Funds at the following expense caps, Ariel Focus Fund–Investor Class 1.00%, Ariel Focus Fund–Institutional Class 0.75%, Ariel Discovery Fund–Investor Class 1.25%, Ariel Discovery Fund–Institutional Class 1.00%, Ariel International Fund–Investor Class 1.25%, Ariel International Fund–Institutional Class 1.00%, Ariel Global Fund–Investor Class 1.25%, Ariel Global Fund–Institutional Class 1.00%.

800.292.7435 71

Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships

James W. Compton Age: 76	Trustee, Member of Management Contracts, Governance and Audit Committees	Indefinite, until successor elected Trustee since 1997	Retired President and CEO, Chicago Urban League, 1972 to 2006	Seaway Bank and Trust Company, Commonwealth Edison Company

William C. Dietrich Age: 65	Trustee, Chairman of Audit Committee, Member of Management Contracts and Executive Committees	Indefinite, until successor elected Trustee since 1986	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009

Royce N. Flippin, Jr. Age: 80	Lead Independent Trustee, Chairman of Executive Committee, Member of Management Contracts and Governance Committees	Indefinite, until successor elected Trustee since 1986; Lead Independent Trustee since 2006	President, Flippin Associates since 1992

Mellody L. Hobson Age: 44	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments since 2000	DreamWorks Animation SKG, Inc. (Chairman), The Estée Lauder Companies Inc., Starbucks Corporation

Christopher G. Kennedy Age: 51	Trustee, Member of Management Contracts, Audit and Governance Committees	Indefinite, until successor elected Trustee since 1995
Chairman, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chairman, Top Box Foods since 2012; Former President, Merchandise Mart Properties, Inc., 2000 to 2011; Executive Officer, Vornado Realty Trust, 2000 to 2011
Interface Inc.

Merrillyn J. Kosier Age: 54	Trustee and Vice President	Indefinite, until successor elected Trustee since 2003; Vice President since 1999	Executive Vice President and Co-Chair Investment Officer, Vice President, Ariel Investments since 1999; Chief Marketing Officer, Mutual Funds since 2007

Kim Y. Lew Age: 48	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014	Carnegie Corporation since 2013; Director of Investments since 2007; Manager of Private Equity Investments, Ford Foundation since 2000

William M. Lewis, Jr. Age: 58	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2007	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd. since 2004	Darden Restaurants, Inc.

H. Carl McCall Age: 79	Trustee, Chairman of Governance Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2006	Principal, Convent Capital, LLC since 2004

John W. Rogers, Jr. Age: 56	Trustee	Indefinite, until successor elected Trustee, 1986 to 1993 and since 2000	Founder, Chairman, CEO and Chief Investment Officer, Ariel Investments since 1983; Lead Portfolio Manager, Ariel Fund since 1986; Co-Portfolio Manager, Ariel Appreciation Fund since 2002	Exelon Corporation, McDonald’s Corporation

James M. Williams Age: 67	Trustee, Chairman of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds

TRUSTEES EMERITUS (no Trustee duties or responsibilities)

John G. Guffey, Jr. Bert N. Mitchell, CPA, Chairman

Note: Number of portfolios in complex overseen by all Trustees is six. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601.

72 ARIELINVESTMENTS.COM

Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships

Mareile B. Cusack Age: 56	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Senior Vice President, Ariel Investments since 2012; Vice President, Ariel Investments, 2007-2012; General Counsel, Ariel Investments since 2008

Wendy D. Fox Age: 52	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer and Vice President, Ariel Investments since 2004

Mellody L. Hobson Age: 44	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments since 2000	DreamWorks Animation SKG, Inc. (Chairman), The Estée Lauder Companies Inc., Starbucks Corporation

Merrillyn J. Kosier Age: 54	Trustee and Vice President	Indefinite, until successor elected Trustee since 2003; Vice President since 1999	Executive Vice President, Ariel Investments since 1999; Chief Marketing Officer, Mutual Funds since 2007

Jeffrey H. Rapaport Age: 39	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer and Treasurer since 2014; Vice President since 2010; Assistant Treasurer, 2010 to 2014	Vice President, Fund Administration since 2010; Senior Fund Administration Analyst, Ariel Investments, 2007-2010

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com. Note: Number of portfolios in complex overseen by all Officers is six. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601.

800.292.7435 73

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com
Follow us on Twitter @ArielFunds

Slow and steady wins the race.	TPI (161,000) ©11/14 AI–03

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies, as of the end of the period covered by this report that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.

During the period covered by this report various, non-material revisions were made to the code of ethics. These revisions were primarily grammatical and for formatting and did not change the substance of any item in the code of ethics that addresses the elements listed in item 2(b) of this Form N-CSR.

A copy of the current code of ethics is available on our web site at www.arielmutualfunds.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy and (3) H. Carl McCall.

Item 4. Principal Accountant Fees and Services.

(a)           Audit Fees.  The aggregate Audit Fees of Deloitte & Touche LLP (“Deloitte”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2014 and September 30, 2013, respectively, were $115,000 and $106,000.

(b)           Audit-Related Fees.  The aggregate Audit-Related Fees of Deloitte for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2014 and September 30, 2013, respectively, were $0 and $0.

For the twelve month periods ended September 30, 2014 and September 30, 2013, aggregate Audit-Related Fees billed by Deloitte that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment advisor and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c)           Tax Fees.  The aggregate Tax Fees of Deloitte for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2014 and September 30, 2013, respectively, were $21,000 and $21,000.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

For the twelve month periods ended September 30, 2014 and September 30, 2013, the aggregate Tax Fees billed by Deloitte that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d)           All Other Fees.  The aggregate Other Fees of Deloitte for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2014 and September 30, 2013, were $0 and $0.

For the twelve month periods ended September 30, 2014 and September 30, 2013, the aggregate fees in this category billed by Deloitte that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1)           Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)           No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)           For the twelve month periods ended September 30, 2014 and September 30, 2013, aggregate non-audit fees billed by Deloitte for services rendered to the registrant were $21,000 and $21,000, respectively.

For the twelve month periods ended September 30, 2014 and September 30, 2013, aggregate non-audit fees billed by Deloitte for services rendered to the Affiliated Services Providers were $0 and $0, respectively.

(h)           The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared.  The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)
There were no significant changes in the registrant's internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Not applicable. Item 2 requirements satisfied through alternative means.

(a)  (2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)  (3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)
Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:   /s/ Mellody Hobson
        Mellody Hobson
        President and Principal Executive Officer

Date:   November 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Mellody Hobson
        Mellody Hobson
        President and Principal Executive Officer

Date:  November 18, 2014

By:   /s/ Jeffrey Rapaport
        Jeffrey Rapaport
        Treasurer and Chief Financial Officer

Date:   November 18, 2014